                                                                   Exhibit 10.14

                              [COWLEY HEARNE LOGO]



                           BRAMBLES AUSTRALIA LIMITED

                                (ACN 000 164 938)



                                       and



                         A.C.N. 094 802 141 PTY LIMITED

                                (ACN 094 802 141)



                                       and



                      NACCO MATERIALS HANDLING GROUP, INC.





                ------------------------------------------------

                             BUSINESS SALE AGREEMENT
                ------------------------------------------------










                                (C) COWLEY HEARNE
                        Website: www.cowleyhearne.com.au
                     Tel: 61 2 9956 2100 Fax: 61 2 9959 3614
                                REF: DRZ/SPW 1093

--------------------------------------------------------------------------------
                                TABLE OF CONTENTS
--------------------------------------------------------------------------------


1.       DEFINITIONS.....................................................1

2.       SALE AND PURCHASE OF ASSETS....................................14

3.       PURCHASE PRICE.................................................15

4.       COMPLETION.....................................................17

5.       STOCK AT THE CALCULATION TIME..................................19

6.       COMPLETION STATEMENT...........................................20

7.       PAYMENT OF THE PURCHASE PRICE..................................21

8.       APPORTIONMENT..................................................23

9.       CONDUCT OF BUSINESS PENDING COMPLETION.........................23

10.      RISK AND INSURANCE.............................................25

11.      ASSIGNMENT OF CUSTOMER CONTRACTS, AND LICENCES.................25

12.      PROPERTY LEASES AND VEHICLE LEASES.............................26

13.      EMPLOYEES......................................................28

14.      SUPERANNUATION.................................................29

15.      BOOK DEBTS/TRADE CREDITORS.....................................32

16.      CUSTOMERS' AND SUPPLIERS' NOTICE/USE OF TRADE NAME.............33

17.      WARRANTIES.....................................................33

18.      RESTRAINT OF TRADE AND OFFER OF FUTURE BUSINESS................35

19.      DISPUTE........................................................38

20.      COSTS, STAMP DUTY AND GST......................................39

21.      NOTICES........................................................40

22.      ASSIGNMENT.....................................................41

23.      GENERAL........................................................41

24.      GUARANTEE AND INDEMNITY........................................43

TABLE OF CONTENTS                                                        Page 2
--------------------------------------------------------------------------------





25.      ACCESS TO BWANA COMMUNICATION SYSTEM...........................46


SCHEDULE 1..............................................................47

SCHEDULE 2..............................................................48

SCHEDULE 3..............................................................49

SCHEDULE 4..............................................................50

SCHEDULE 5..............................................................51

ORIX LEASES AS AT 31/10/2000............................................53

NEW SOUTH WALES.........................................................53

SOUTH AUSTRALIA.........................................................53

QUEENSLAND..............................................................54

SCHEDULE 7..............................................................55

1.       ACCURACY OF INFORMATION........................................58

2.       POWER AND AUTHORITY............................................59

3.       TITLE..........................................................59

4.       SOLVENCY.......................................................60

5.       FINANCIAL ARRANGEMENTS.........................................61

6.       LIABILITIES....................................................61

7.       ENVIRONMENTAL LAWS.............................................62

8.       ACCOUNTS.......................................................64

9.       PRE-COMPLETION DATE EVENTS.....................................66

10.      TAXATION.......................................................67

11.      ASSETS.........................................................69

12.      LEASED PREMISES................................................71

13.      CONTRACTS AND COMMITMENTS......................................72

14.      INTELLECTUAL PROPERTY..........................................74

TABLE OF CONTENTS                                                    Page 3
--------------------------------------------------------------------------------


15.      EMPLOYEES......................................................75

16.      INSURANCE......................................................76

17.      COMPLIANCE WITH LEGISLATION AND ABSENCE OF LITIGATION..........77

18.      AUTHORISATIONS.................................................77

19.      RECORDS AND CORPORATE MATTERS..................................78

20.      POWERS OF ATTORNEY.............................................79

21.      FINDER'S FEES..................................................79

SCHEDULE 9..............................................................85


SCHEDULE 10.............................................................87


ANNEXURE A..............................................................96

--------------------------------------------------------------------------------
                            BUSINESS SALE AGREEMENT
--------------------------------------------------------------------------------

AGREEMENT dated 10 November 2000

BETWEEN: BRAMBLES AUSTRALIA LIMITED (ACN 000 164 938) whose registered office is situated at Level 40, Gateway Plaza, 1 Macquarie Place Sydney NSW 2000 trading as "BRAMBLES EQUIPMENT" and "Brambles Industrial Services" (VENDOR)

AND: A.C.N. 094 802 141 PTY LIMITED (ACN 094 802 141) whose registered office is situated at 1 Bullecourt Avenue, Milperra NSW 2214 (PURCHASER)

AND NACCO MATERIALS HANDLING GROUP, INC., A DELAWARE CORPORATION, whose registered office is situated at 650 NE Holladay Street, Suite 1600, Portland, Oregon 97232 USA (PURCHASER'S GUARANTOR)

RECITAL

A. The Vendor has agreed to sell and the Purchaser to purchase the Business on the basis set out in this agreement.

B. The Purchaser's Guarantor has agreed to guarantee the obligations of the Purchaser under and pursuant to this agreement.

OPERATIVE PROVISIONS


1.       DEFINITIONS

1.1      DEFINITIONS

         ACCOUNTING STANDARDS means the accounting standards issued by the Australian Accounting Standards Board from time to time and, if and to the extent that any matter is not covered by accounting standards issued by the Australian Accounting Standards Board, means generally accepted accounting principles applied from time to time in Australia for a business similar to the Business.

         ACCRUED EMPLOYEE ENTITLEMENTS means the following, as at the Calculation Time:

         (a) the accrued annual leave entitlements including leave loading of the Transferring Employees determined under the legislation, awards and enterprise bargaining agreements applicable to the Transferring Employees;

         (b) the accrued long service leave entitlements of Transferring Employees determined under the legislation applicable to the Transferring Employees recognising their continuous service, with the Vendor, either actual or deemed pursuant to the applicable legislation; and

BUSINESS SALE AGREEMENT                                                  Page 2
--------------------------------------------------------------------------------

         (c) the accrued rostered day off entitlements of Transferring Employees determined under the legislation, awards and enterprise bargaining agreements applicable to the Transferring Employees.

         For the avoidance of doubt, the actual Accrued Employee Entitlements will be different from the amounts accrued by the Vendor in its Records for the relevant Employees' entitlements. This is because, for convenience, the Vendor adopts a national rather than a State by State policy of accrual of employee entitlements, which policy does not recognise each separate State's particular statutory provisions in relation to the accrual of employee entitlements.

         ACCRUAL means any payment by the Purchaser after the Calculation Time in the ordinary course of business for goods or services supplied to the Business before the Calculation Time, or any other payment by the Purchaser after the Calculation Time in respect of the Business where the benefit was received by the Business before the Calculation Time.

         ADJUSTMENT PAYMENT means the payment pursuant to CLAUSE 7.3 as determined in accordance with CLAUSE 3.1.

         ASSETS means all of the:

         (a)   Book Debts;

         (b)   Goodwill;

         (c)   Intellectual Property Rights;

         (d)   Plant and Equipment;

         (e) rights and benefits of the Vendor under the Contracts and the Principal and Agency Arrangements;

         (f) rights and benefits of the Vendor under the Property Leases (including leasehold improvements);

         (g)   Records;

         (h)   rights and benefits of the Vendor under the Software Licences;

         (i)   Prepayments;

         (j)   Stock; and

         (k)   Work in Progress.

         AUSTRALIAN DOLLARS AND THE SIGN $ means the lawful currency of the Commonwealth of Australia.

BUSINESS SALE AGREEMENT                                                  Page 3
--------------------------------------------------------------------------------

         AUTHORISATION means:

         (a) an authorisation, consent, declaration, exemption, or waiver, of whatever nature; and

         (b) in relation to anything that could be prohibited by law if a Government Agency acts in any way within a specified period, the expiry of that period without that prohibition being implemented, and includes any renewal or amendment.

         BOOK DEBT means a trade or other debt invoiced by and owed to the Vendor in respect of the Business.

         BUSINESS means:

         (a) the business of the Vendor which trades nationally under the name "Brambles Equipment" and provides forklift fleet management services, rental and maintenance services in respect of forklifts, materials handling equipment, sweepers, loaders, excavators, bobcats and other specialised plant; and

         (b) the forklift component of the business carried on by the Vendor in Tasmania under the name "Brambles Industrial Services", as detailed in the Information Memorandum dated 12 September 2000. The Brambles Industrial Services business provides heavy industrial contracting services for fleet management, transport, earthmoving, mining industry related, steel industry related, industrial maintenance, logistics management and lifting activities; and

         (c)      (i)     the forklift component of the business the Vendor
                          carries on in Newcastle under the name "Brambles
                          Industrial Services", as described in Section 2
                          "Proposed Sale of Assets" (not Section 1 "Proposed
                          Sale and Leaseback Arrangements) of the Information
                          Memorandum dated 25 September 2000; and

                  (ii) the forklift component of the business the Vendor carries on in North Queensland under the name "Brambles Industrial Services", as described in
                          Section 2 "Proposed Sale of Assets" (not Section 1 "Proposed Sale and Leaseback Arrangements) of the Information Memorandum dated 25 September 2000.

         BUSINESS DAY means a day on which banks are open for business and:

         (a) for the purpose of receiving a notice, a day which is not a Saturday, Sunday, public holiday or bank holiday in the city in which the notice is received; and

BUSINESS SALE AGREEMENT                                                  Page 4
--------------------------------------------------------------------------------

         (b) for any other purpose, a day which is not a Saturday, Sunday , public holiday or bank holiday in Sydney.

         BWANA COMMUNICATION SYSTEM means the Vendor's proprietary wide area computer network which it operates throughout Australia, which is utilised by all of its divisions and businesses including the Business.

         CALCULATION TIME means the close of business on the Completion Date.

         CALCULATION TIME ASSET AND LIABILITY STATEMENT means the statement referred to in clause 6.1(b)(i), which forms part of the comprehensive Completion Statement as specified in clause 6.1(b).

         CAPITAL WIP means all plant and equipment owned by the Vendor (including forklifts, sweepers, loaders, excavators, bobcats and other specialised plant and equipment) as at the Calculation Time which has undergone, or is undergoing, modification (including by the fitting of additional equipment) to satisfy the requirements and specifications of Customers under Customer Contracts, but which has not been supplied to those Customers. The Capital WIP as at 30 June 2000 is identified in the list of Capital WIP attached as Annexure A.

         COMPLETION means the date the parties complete the sale and purchase of the Assets in accordance with CLAUSE 4.

         COMPLETION STATEMENT means the statement prepared in accordance with clause 6.1(b).

         COMPLETION DATE means 17 November 2000 or another date agreed between the Purchaser and the Vendor on which Completion occurs.

         CONFIDENTIAL INFORMATION means any trade secret, financial, marketing, customer related and technical information, idea, concept, know how, technology, process or knowledge which relates to the Business and which is confidential or of a sensitive nature and includes material in the Information Memorandum but excluding that which is:

         (a) in the public domain otherwise than by virtue of a breach of the confidentiality obligations in this agreement;

         (b) lawfully in the possession of the recipient of the information through sources other than the party who supplied the information; or

         (c)      lawfully or properly required to be disclosed by law.

         CONTRACTS means the agreements or arrangements relating to the Business to which the Vendor is a party as at the Calculation Time including the Customer Contracts and the Principal and Agency Arrangements.

BUSINESS SALE AGREEMENT                                                  Page 5
--------------------------------------------------------------------------------

         CONTRACT TASK MANAGEMENT means the services provided by the Vendor's "Brambles Industrial Services" division as a contractor of performing specific customer tasks, such as the transport of ore from site to site, and pursuant to which the Vendor provides the customer the vehicles, materials handling equipment, vehicle operators and maintenance of the vehicles and bears all vehicle running costs necessary to perform and manage the specified task.

         CORPORATIONS LAW means the Corporations Law under the Corporations Act 1989, as amended from time to time.

         CUSTOMER means a customer of the Business.

         CUSTOMER CONTRACTS means the Contracts and commitments entered into by the Vendor with Customers of the Business for the provision of services to those customers.

         DATA ROOM MATERIAL means the written material relating to the Business made available by the Vendor to the Purchaser in the data room at the Vendor's solicitors' offices prior to Completion and in written correspondence between them, an index of which is attached to this agreement as Schedule 16, and complete identical sets of which have been exchanged by the Vendor and the Purchaser in sealed and initialled boxes simultaneously with the execution of this Agreement.

         EMPLOYEE means an employee of the Business engaged in the Business as at the Calculation Time. The employees of the Business at the date of this agreement are identified in Schedule 4.

         ENCUMBRANCE means an interest or power:

         (a) reserved in or over an interest in any asset including, but not limited to, any retention of title; or

         (b) created or otherwise arising in or over any interest in any asset under a bill of sale, mortgage, charge, lien, pledge, trust or power,

         by way of security for the payment of a debt, any other monetary obligation or the performance of any other obligation, and includes, but is not limited to, any agreement to grant or create any of the above.

         ENVIRONMENT means components of the earth, including:

         (a)      land, air and water;

         (b)      any layer of the atmosphere;

         (c)      any organic or inorganic matter and any living organism; and

BUSINESS SALE AGREEMENT                                                  Page 6
--------------------------------------------------------------------------------

         (d) human-made or modified structures and areas, and includes interacting natural ecosystems that include components referred to in paragraphs (a) and (c).

         ENVIRONMENTAL LAW means a provision of law, or a law, which provision or law relates to any aspect of the Environment, safety, health or the use of substances or activities which may harm the Environment or be hazardous or otherwise harmful to health.

         EXCLUDED ASSETS means the assets listed is Schedule 11.

         EXCLUDED EMPLOYEES means the employees listed in Schedule 17.

         EXCLUDED RECORDS means those Records which the Vendor is required by law to retain.

         GOODWILL means the goodwill of the Business including the exclusive right of the Purchaser to represent itself as carrying on the Business as the successor of the Vendor and the expertise and systems of operation developed by the Vendor relating to the Business, but does not include any right whatsoever to the names "Brambles Equipment" or "BED", save as specifically provided for in clause 16.2.

         GOVERNMENTAL AGENCY means a government or any governmental, semi-governmental, administrative or judicial entity, agency, tribunal, commission or authority, including a self regulating organisation established under statute or a stock exchange.

         GST means any goods and services tax or other form of value added or consumption tax and includes GST as defined in Section 195-1 of A New Tax System (Goods and Services Tax) Act 1999.

         INFORMATION MEMORANDUM means (i) the Information Memorandum dated 3 August 2000 in relation to the Brambles Equipment component of the Business, provided by the Vendor to the Purchaser; (ii) the Information Memorandum dated 12 September 2000 relating to the forklift rental business of the Tasmania division of the Brambles Industrial Services component of the Business provided by the Vendor to the Purchaser; and
         (iii) the Information Memorandum dated 25 September 2000 relating to the Sale & Leaseback and Sale outright of Assets of the North Queensland, Southern New South Wales and Newcastle divisions of the Brambles Industrial Services component of the Business, provided by the Vendor to the Purchaser referred to in Schedule 10.

         INDEPENDENT VALUER means the person appointed to resolve a dispute under CLAUSE 19.

         INTELLECTUAL PROPERTY RIGHTS means the rights and interests of the
         Vendor:

         (a) in respect of confidential information, trade secrets, know-how, scientific, technical and product information used in or forming part of the Business; and

         (b) in any copyright (including any software), patent, design or trade mark used in or forming part of the Business.

BUSINESS SALE AGREEMENT                                                  Page 7
--------------------------------------------------------------------------------

         INVENTORY means spare parts for the forklifts for sale forming part of the Stock used or intended to be used in the Business.

         LAST BALANCE DATE ASSET AND LIABILITY STATEMENT means the statement referred to in clause 6.1(b)(ii) which forms part of the comprehensive Completion Statement provided for in clause 6.1.

BUSINESS SALE AGREEMENT                                                  Page 8
--------------------------------------------------------------------------------


         LAST ACCOUNTS means:

         (a) the consolidated pro-forma balance sheet of the Brambles Equipment component of the Business on the Last Balance Date, derived from the audited balance sheet of the Vendor as at that date;

         (b) the pro-forma balance sheet of the forklift component of the Brambles Industrial Services component of the Business in Tasmania on the Last Balance Date, derived from the audited balance sheet of the Vendor as at that date; and

         (c) the pro-forma balance sheet of the non-contracted (or contracted for a term of 1 year or less) forklift component of the Brambles Industrial Services component of the Business in North Queensland and Newcastle on the Last Balance Date, derived from the audited balance sheet of the Vendor as at that date attached as Schedule 3.;

         LAST BALANCE DATE means 30 June 2000.

         LEASED PREMISES means the properties leased by the Vendor from third parties as at the Calculation Time, listed in Schedule 7.

         LIABILITIES means the Accrued Employee Entitlements, the Trade Creditors, the obligations of the Vendor under the Principal and Agency Arrangements and the Vehicle Leases, and the Accruals, all as at the relevant time for determination, but excludes all other liabilities of the Business as at the relevant time for determination (including any liability for any current, pending or threatened litigation against the Business).

         MIXED FLEET SERVICES means the service provided by the Vendor's "Brambles Industrial Services" division whereby a fleet comprising of a combination of forklifts and other materials handling equipment of which the forklifts, as a proportion of total units in the fleet, is less than 50%, is provided in its entirety by the Vendor to the customer by the Vendor on the basis that it be fully maintained by the Vendor.

         NMHG APPROVED FORKLIFTS means (a) any forklifts Vendor buys or leases from Purchaser, or Hyster or Yale dealers affiliated with Purchaser, with full maintenance; (b) any forklifts the Vendor buys or leases from Purchaser, or Hyster or Yale dealers affiliated with Purchaser, for which Purchaser or such dealers decline to quote on the full maintenance of such forklifts on terms which are commercially satisfactory to the Vendor; or (c) forklifts which Vendor buys or leases from Purchaser, or Hyster or Yale dealers affiliated with Purchaser, but on which Vendor provides maintenance, subject to these forklifts being used only in internal applications of Vendor that are non-revenue generating.

BUSINESS SALE AGREEMENT                                                  Page 9
--------------------------------------------------------------------------------

         NON-CAPITAL WIP means:

         (a) the refurbishment, repair and maintenance services provided by the Vendor to Customers in respect of equipment owned by those Customers, for which the Vendor has the right to charge those Customers, but for which no obligation of those Customers to pay the Vendor has arisen as at the Calculation Time; and

         (b) refurbishment, repair and maintenance services performed by the Vendor in respect of the equipment owned by the Vendor in the process of being commissioned for hire to Customers (but not yet on hire to them) ,as at the Calculation Time. The Non-Capital WIP as at 30 June 2000 is identified in the list of Capital WIP attached as Annexure A.

         OWNED PROPERTIES means the freehold properties owned by the Vendor and more particularly described in Schedule 1.

         OWNED PROPERTY LEASES means the leases of the Owned Properties on the terms and conditions set out in Schedule 13.

         PLANT AND EQUIPMENT means the equipment (including but not limited to forklifts) for hire, plant, equipment, motor vehicles, machinery, furniture, and fixtures and fittings owned by the Vendor, and used by or forming part of the Business. The Plant and Equipment of the Business as at 30 June 2000 is identified in the list of Plant and Equipment attached as Schedule 2.

         PROPERTY LEASES means the leases and other informal occupation arrangements between the Vendor and the owners of the Leased Premises as more particularly described in Schedule 7.

         PREPAYMENTS means:

         (a) any payments in advance of the Calculation Time made by the Vendor for goods or services to be supplied to the Business in the ordinary course of ordinary business after the Calculation Time to the benefit of the Purchaser; and

         (b) any other payments in advance made by the Vendor in respect of the Business in the ordinary course of ordinary business before the Calculation Time, the benefit of which is received by the Business after the Calculation Time.

         PRINCIPAL AND AGENCY ARRANGEMENTS means the principal and agency agreement dated 14 September 1998 (as amended) entered into by the Vendor with Westpac Banking Corporation, providing for the funding of selected Plant and Equipment by Westpac, with the Vendor acting as its agent, as listed in Part 1 of schedule 6, and as more fully described in that schedule and PRINCIPAL AND AGENCY ASSETS has a corresponding meaning.

BUSINESS SALE AGREEMENT                                                  Page 10
--------------------------------------------------------------------------------

         PURCHASE PRICE means the consideration for the Assets and Liabilities calculated under CLAUSE 3.

BUSINESS SALE AGREEMENT                                                  Page 11
--------------------------------------------------------------------------------

         PURCHASER'S ACCOUNTANTS means Arthur Andersen.

         PURCHASER'S AFFILIATE means, for the purposes of the right of first refusal provided for in clause 18.1(d), any of the Purchaser, NACCO Materials Handling Group Pty Ltd. ACN 000 297 914, NMHG Distribution Pty Limited ACN 053 380 291, or any of their owned or independent duly authorised dealers in Hyster or Yale branded forklifts, as nominated by the Purchaser or NACCO Materials Handling Group Pty Ltd. ACN 000 297 914..

         RECORDS means the following, relating to the Business:

         (a)      sales and purchasing records;

         (b)      customer lists;

         (c)      supplier lists;

         (d)      price lists;

         (e)      records of the Contracts and Principal and Agency
                  Arrangements;

         (f)      Property Leases;

         (g)      all books of account, accounts records and data; and

         (h) records relating to Transferring Employees and the Accrued Employee Entitlements,

         except the Excluded Records.

         REGISTERED INDUSTRIAL AGREEMENTS means any agreement between the Vendor and a registered union of Employees, or any agreement between the Vendor and the employees of a location as a whole, certified by the Australian Industrial Relations Commission under the Workplace Relations Act 1996 or similar document developed and registered under the auspices of a State Industrial Commission.

         RELATED BODY CORPORATE means in relation to a body corporate, another body corporate deemed to be related to it under the Corporations Law.

         SOFTWARE LICENCES means the Baseplan, Prism for Windows, MYOB and other licences and related agreements described in Schedule 9 held by the Vendor pursuant to which it uses the software described in that schedule.

         STATUTORY LICENCES means the statutory and regulatory licences used in the operation and performance of the Business.

         STOCK means the stock of the Business as at the Calculation Time including all forklifts for sale, office supplies, stock-in-trade, raw materials, packaging, consumable spare parts,

BUSINESS SALE AGREEMENT                                                  Page 12
--------------------------------------------------------------------------------

         tools or other maintenance items that are used or intended for use in connection with the Business.

         SUBLEASES means the subleases and in respect of the property at Hendra Queensland, the sub-sublease specified in Schedule 15.

         SUPPLIER CONTRACTS means all contracts and arrangements entered into by or on behalf of the Vendor with suppliers in the ordinary course of business for the provision of goods or services to the Vendor which are to be delivered in whole or in part after Completion or which contain obligations to be satisfied in whole or in part after Completion.

         SUPPLY has the meaning given under section 195-1 of A New Tax System (Goods and Services) Tax Act 1999.

         TAX means any tax, levy, charge, impost, duty, fee, deduction, compulsory loan or withholding (including stamp and transaction duty and any goods and services tax) which is assessed, levied, imposed or collected by any Governmental Agency and includes, but is not limited to, any interest, fine, penalty, charge, fee or other amount imposed in respect of the above.

         TRADE CREDITORS means the trade creditors of the Vendor in respect of the Business as at the Calculation Time.

         TRADE NAMES means BRAMBLES EQUIPMENT, BED, BRAMBLES INDUSTRIAL SERVICES or BIS or a combination of any of those words with another, or others, whether in a business name, company name, logo, trade mark, or other representation used or owned at any time by the Vendor in connection with the Business and whether registered or unregistered.

         TRANSFERRING EMPLOYEES means the Employees who accept the Purchaser's offer of employment under CLAUSE 13.

         TRANSITIONAL PROCEDURES means the procedures and arrangements specified in Schedule 14 relating to payroll arrangements, migration of computer systems and banking generally, which are necessary to assist the Purchaser to effect an orderly and effective transfer of the Business following Completion.

         VEHICLE LEASES means the vehicle leases more particularly described in
         Part 2 of Schedule 6.

         WARRANTIES means the warranties and representations expressly stated in this agreement.

         WORK IN PROGRESS means the aggregate of all Capital WIP and Non-capital WIP as at the Calculation Time.

BUSINESS SALE AGREEMENT                                                  Page 13
--------------------------------------------------------------------------------

1.2      INTERPRETATION

         The following rules of interpretation apply unless the context requires otherwise:

         (a) headings are for convenience only and do not affect interpretation;

         (b)      the singular includes the plural and conversely;

         (c)      a gender includes any gender;

         (d) if a word or phrase is defined, then its other grammatical forms have a corresponding meaning;

         (e)      a reference to PERSON includes:

                  (i) a body corporate, an unincorporated or other entity and conversely; and

                  (ii)    a reference to that person's executors,
                          administrators, successors, permitted assigns and substitutes including but not limited to a person to whom this agreement is novated;

         (f) a reference to CLAUSE, SCHEDULE, ANNEXURE or EXHIBIT is to a clause, schedule annexure or exhibit to this agreement;

         (g) a reference to an agreement or document is to that agreement or document as amended, novated, supplemented, varied or replaced;

         (h) a reference to legislation or to a provision of that legislation includes a modification or re-enactment of it, a legislative provision substituted for it and a regulation or statutory instrument under it;

         (i) a provision of this agreement must not be construed adversely to a party on the grounds that the party is responsible for the preparation of it;

         (j)      a reference to MONTH is a reference to a calendar month;

         (k)      a reference to YEAR is a reference to a calendar year;

         (l) a reference to WRITING includes any mode of representing and reproducing words in tangible and permanently visible form and includes telex, email and facsimile transmission;

         (m) a reference to LIQUIDATION includes an arrangement, compromise, winding up, dissolution, appointment of an administrator, assignment for the benefit of a creditor, scheme of arrangement with creditors, insolvency, bankruptcy or a similar procedure or if it applies, a merger, amalgamation, reconstruction or

BUSINESS SALE AGREEMENT                                                  Page 14
--------------------------------------------------------------------------------

                  change in the constitution of an entity for the purpose or having the effect of altering a party's rights with its creditors;

         (n) a reference to a day including a Business Day is a reference to the period which starts at midnight and ends 24 hours later;

         (o)      if a period of time is specified and that period begins:

                  (i)     at the time of an act or event; or

                  (ii)    on a specified date,

         then the calculation of the period begins on the day following the day of the act, the event or the specified date.

1.3      BUSINESS DAY

         If the day on which anything must be done is not a Business Day, then that thing must be done on the preceding Business Day.


2.       SALE AND PURCHASE OF ASSETS

2.1      SALE AND TRANSFER

         (a) The Vendor, as legal and beneficial owner, will sell to the Purchaser all of the Assets of the Business free of any Encumbrance or third party rights for the Purchase Price, on the terms and conditions of this agreement, with effect from Completion.

         (b) The Purchaser will purchase the Assets referred to in clause 2.1(a) free of any Encumbrance or third party rights with effect from Completion on the terms and conditions of this agreement.

2.2      LEASES OF OWNED PROPERTIES

         At completion the Purchaser will enter into leases of the Owned Properties in the form of the Owned Property Leases.

2A       CONDITIONS PRECEDENT

2A.1     CONDITIONS TO COMPLETION

         The obligation of the Purchaser to purchase the Business is subject to the following conditions precedent, (and the Purchaser may waive the condition precedent set out in clause 2A.1(b), in whole or in part without prior notice, but none of the parties may waive either of the conditions precedent set out in Clauses 2.1A(a) or 2.1A(c)):

BUSINESS SALE AGREEMENT                                                  Page 15
--------------------------------------------------------------------------------

         (a)      the Purchaser shall have received from Westpac Banking
                  Corporation:

                  (i) approval for the assignment/novation/amendment of the Principal and Agency Arrangements to the Purchaser on terms and conditions acceptable to the Purchaser;

                  (ii)     signed documentation relating to such
                           assignment/novation/amendment in a form acceptable to the Purchaser

         (b)      the Purchaser shall have received from GE Commercial:

                  (i) a written commitment to provide the financing for the Purchaser's acquisition of the Business on terms and conditions acceptable to the Purchaser; and

                  (ii) signed documentation relating to such financing in a form acceptable to the Purchaser.

         (c) the Purchaser and the Vendor being satisfied with the content of each of the schedules and exhibits to this Agreement and the indexes and contents of the Data Room Material, with each party having confirmed in writing to one another that they are so satisfied.

2A.2     FULFILMENT OF CONDITIONS

         The Purchaser will use its best endeavours to procure the due fulfilment of the conditions precedent referred to in CLAUSE 2A.1 (a) AND (b) as expeditiously as possible and the parties will work together to procure the due fulfilment of the conditions precedent referred to in CLAUSE 2A.1 (c) as expeditiously as possible.

2A.3     TERMINATION

         If the conditions precedent in CLAUSE 2A.1 are not fulfilled by 15 November 2000 then this Agreement may be terminated by notice given by either the Purchaser or the Vendor to the other, with immediate effect, and without penalty save in respect of any breach of this Agreement prior to that date."


3.       PURCHASE PRICE

3.1      AMOUNT

         The Purchase Price for the Assets and the Liabilities is $83,666,571 ($91,500,000 for the Assets net of $7,833,429 for the Liabilities), which will be adjusted post-completion for the movement in value between the Calculation Time Asset and Liabilities Statement and the Last Balance Date Asset and Liability Statement as provided for in CLAUSE 6.1, and paid in accordance with CLAUSE 7.

BUSINESS SALE AGREEMENT                                                  Page 16
--------------------------------------------------------------------------------

3.2      APPORTIONMENT OF PURCHASE PRICE

         The Purchase Price for the Assets will be recorded in the Completion Statement, and apportioned as follows:

         (a) for the Plant and Equipment - $74,500,000, plus or minus any increase or decrease in value as at the Calculation Time;

         (b) for the Stock, $3,170,000, plus or minus any increase or decrease in value as at the Calculation Time, subject to the conditions of clause 5.3(b);

         (c)      for the Software Licences - $1.00;

         (d)      for the Contracts - $1.00;

         (e) for the Prepayments - $430,000, plus or minus any increase or decrease in value as set out in the Records at the Calculation Time ;

         (f)      for the Property Leases and leasehold improvements - $1.00;

         (g)      for the Records - $1.00;

         (h) for the Work in Progress -$714,995, plus or minus any increase or decrease in value as set out in the Records at the Calculation Time;

         (i)      for the Intellectual Property Rights - $1.00;

         (j) for the Book Debts -$7,685,000, plus or minus any increase or decrease in value as at the Calculation Time, to be determined on the following basis:

                  (i) In respect of Book Debts owed by Customers as at Completion who are not Related Bodies Corporate or divisions of the Vendor and which have not been paid in full within (a) 90 days of the date they were invoiced to the relevant Customers, 85% of their aggregate face value at the Calculation Time, or (b) 150 days of the date they were invoiced to the relevant Customers, 0% of their aggregate face value at the Calculation Time; and

                  (ii) In respect of Book Debts other than those referred to in sub-paragraph 3.2(j)(i) the aggregate of their face value as at the Calculation Time less any provision in the Records for bad or doubtful Book Debts; and

         (k)      for the Goodwill -$5,000,000.

BUSINESS SALE AGREEMENT                                                  Page 17
--------------------------------------------------------------------------------

4.       COMPLETION

4.1 The steps to be taken on Completion of the sale and purchase of the Assets as provided in clause 4 and as otherwise provided in this Agreement will be so taken at 2.00pm on the Completion Date at the offices of Cowley Hearne, Level 10, 60 Miller Street, North Sydney, or any other earlier time and place agreed by the Vendor and the Purchaser, but in any event Completion will only be deemed to have taken place at 5pm on the date that Completion occurs. Without limiting any other provision of this agreement, it is a condition precedent to Completion that prior to Completion the Purchaser:

         (a) procures the consent of Westpac Banking Corporation to the assignment/novation of the Principal and Agency Arrangements to the Purchaser, effective from Completion; and

         (b) if and only if prior to Completion the Purchaser receives notice from the Australian Competition and Consumer Commission ("ACCC") that it proposes to, or it threatens to, take action to prevent the completion of any of the transactions contemplated by this Agreement, the Purchaser receives a further notice from the ACCC either to the effect that the transactions contemplated by this Agreement do not contravene the Trade Practices Act 1974 or to the effect that the ACCC will not take action to prevent the completion of those transactions, and if such notice is given subject to conditions, requirements or undertakings by the parties, that such conditions, requirements or undertakings are reasonably acceptable to the Purchaser.

4.2 The Vendor will on Completion, or afterwards if expressly permitted by the other relevant provisions of this agreement, cause to be delivered to the Purchaser:

         (a) evidence of release of all Encumbrances and other third party rights affecting any Assets of the Business;

         (b) PROPERTY LEASES and VEHICLE LEASES: (after Completion and in accordance with CLAUSE 12 in respect of the Property Leases, and on Completion and in accordance with CLAUSE 12 in respect of the Vehicle Leases):

                  (i)      undisturbed possession of the Leased Premises;

                  (ii) assignments or novations of each of the Property Leases duly executed by the relevant lessor, assignee and assignor;

                  (iii) the Vendor's original Property Leases bearing evidence of the payment of all stamp duty, or where not available, certified copies of the originals; and

                  (iv) assignments or novations of each of the Vehicle Leases duly executed by the relevant Employee, the Vendor and the relevant financial institution and possession of the vehicles subject to the Vehicle Leases.

BUSINESS SALE AGREEMENT                                                  Page 18
--------------------------------------------------------------------------------

         (c) SOFTWARE LICENCE TRANSFERS: (after Completion, if required or applicable, executed transfers or assignments, in favour of the Purchaser of the Software Licences in accordance with CLAUSE 11).

         (d) CUSTOMER CONTRACTS AND SUPPLIER CONTRACTS: (after Completion, if required or applicable, assignments of the Customer Contracts and Supplier Contracts , together with the Vendor's original copies of any documentation confirming them, in accordance with and subject to CLAUSE 11).

         (e) PLANT AND EQUIPMENT CERTIFICATES: certificates of registration (where necessary) in the name of the Vendor or other documents evidencing ownership pertaining to the Plant and Equipment.

         (f) ASSETS GENERALLY: those Assets capable of transfer by delivery by leaving them where they are normally located, and permitting the Purchaser to take possession of those Assets and the remainder of the assets in situ.

         (g) COMPLETION STATEMENT: (after Completion in accordance with CLAUSE 6) a Completion Statement.

         (h) RECORDS: the Records, providing always that the Vendor will have the right to examine those Records at all reasonable times and to freely make copies of them.

         (i) SERVICES: the transfer forms, if any, in relation to the telephone and other similar services to the Business.

         (j) BOOK DEBTS AND PREPAYMENTS: evidence of the Book Debts and Prepayment in the form usually maintained by the Vendor.

         (k) TRADE CREDITORS AND ACCRUALS: evidence of the Trade Creditors and Accruals in the form usually maintained by the Vendor of the Trade Creditors and Accruals.

         (l) OWNED PROPERTY LEASES: counterparts of the Owned Property Leases duly executed by the Vendor and undisturbed possession of the Owned Properties.

         (m)      PRINCIPAL AND AGENCY ARRANGEMENTS:
                  assignment/novation/amending documents in respect of the Principal and Agency Arrangements which have been duly executed by the Vendor.

4.3      On Completion the Purchaser will:

         (a)      pay the Vendor the payment identified in CLAUSE 7.2(a);

         (b)      assume liability for the Liabilities;

BUSINESS SALE AGREEMENT                                                  Page 19
--------------------------------------------------------------------------------

         (c) deliver to the Vendor counterparts of the Owned Property Leases duly executed by the Purchaser; and

         (d) deliver to the Vendor assignment/novation/amending documents in respect of the Principal and Agency Arrangements which have been duly executed by the Purchaser and Westpac Banking Corporation.

4.4 Except as otherwise provided in this agreement unencumbered legal and beneficial title to the Businesses and in the Assets will pass to the Purchaser on Completion.

4.5 If reasonably requested by the Purchaser for the purposes of the continued operation of the Business, the Vendor must provide the Purchaser with copies of the Excluded Records which are relevant to the operation of the Business.

4.6 If requested by the Vendor for the purposes of defending or investigating any claim which arose before Completion, the Purchaser must provide the Vendor with copies of those Records which are in the Purchaser's possession. This clause does not merge on Completion. Further, the Purchaser undertakes to allow the Vendor or its duly authorised representatives access to the Records from time to time for a maximum period of 3 months following Completion, and always subject to the provision of reasonable advance notice to the Purchaser for the specific purpose of determining the Vendor's cost base for the Assets sold pursuant to this agreement.


5.       STOCK AT THE CALCULATION TIME

5.1 The parties agree that the amount and value of the Stock at the Calculation Time will be determined by a stocktake conducted by the Vendor immediately after the Calculation Time at which representatives of the Purchaser are entitled to attend.

5.2 On conclusion of the stocktake, representatives of the Purchaser and Vendor must agree and initial lists setting out the amount and value of the Stock at the Calculation Time. Such lists shall be made a part of the Completion Statement.

5.3 The Stock, including tires, batteries and similar items, other than the forklifts for sale (which will be valued as set out below), will be valued, as at the Calculation Time, at the lowest of its:

         (a)      cost to the Vendor;

         (b) its written down book value in the Records in respect of such of the Stock as the Vendor writes down in the ordinary course of its Business; or

         (c)      its wholesale fair-market value;

         and such Stock which has been previously expensed shall be valued at zero.

BUSINESS SALE AGREEMENT                                                  Page 20
--------------------------------------------------------------------------------

5.4 The Stock comprising forklifts for sale will be divided into 2 categories and valued as follows:

         (a) forklifts for sale acquired by the Vendor up to and including 30 June 2000 will be valued at the lower of its cost or its written down book value in the Records; and

         (b) forklifts for sale acquired by the Vendor after 30 June 2000 up to an including Completion will be valued at the lowest of its:

                  (a)      cost to the Vendor;

                  (b)      its written down book value in the Records; or

                  (c)      its wholesale fair-market value.


6.       COMPLETION STATEMENT

6.1      VENDOR TO PREPARE

         (a) Subject to there being no dispute under CLAUSE 5.2 or CLAUSE 6.1(f), the Vendor will prepare the Completion Statement on a basis consistent with the preparation of the Last Accounts within 15 BUSINESS DAYS of the Completion Date and will give to the Purchaser a copy of the Completion Statement within 20 BUSINESS DAYS of the Completion Date.

         (b)      The Completion Statement must set out:

                  (i) a separate sub-statement setting out the value of the Assets (valuing Book Debts in accordance with CLAUSE 3.2(j), the Liabilities, recognising in respect of annual leave 68% (rather than 100%) and recognising in respect of long service leave 70% (rather than 100%) of the Accrued Employee Entitlements as part of the Liabilities, and the apportionments referred to in CLAUSE 8, all as at the Calculation Time;

                  (ii) a separate sub-statement setting out the value of the Assets and Liabilities as set out in the Last Accounts;

                  (iii) the movement in value between the Calculation Time Asset and Liability Statement and the Last Balance Date Asset and Liability Statement;

                  (iv) provide for a $100,000 adjustment in favour of the Purchaser in recognition of part of the Purchaser's costs in procuring the assignment or novation of the Principal and Agency Arrangements to the Purchaser as required by the Vendor, on a basis satisfactory to the Purchaser.

                  (iv) the final Purchase Price calculated in accordance with CLAUSE 3.1,

BUSINESS SALE AGREEMENT                                                  Page 21
--------------------------------------------------------------------------------

                  state the net adjusting payment to be made under CLAUSE 7.3, taking into account the final Purchase Price for the Assets, the Liabilities to be assumed by the Purchaser and the payments already made by the Purchaser under CLAUSES 7.1 and 7.2.

         (c) The Vendor must provide the Purchaser's Accountants full access to the books and records of the Vendor to verify the figures in the Completion Statement and ensure that the Vendor provides the Purchaser's Accountants full access to the working papers used in preparing the Completion Statement.

         (d) The parties must ensure that the Purchaser and the Vendor confer and use their best endeavours to agree on the Completion Statement within 10 Business days after the delivery of the draft Completion Statement to the Purchaser.

         (e) If the contents of the Completion Statement are agreed between the Purchaser and the Vendor, the Completion Statement will be final and binding on the parties.

         (f) If the Purchaser and the Vendor do not agree on the value of an item in the Completion Statement within the period referred to in CLAUSE 6.1(d), then either party may at any time within 5 BUSINESS DAYS after the end of that period refer the matter to the Independent Valuer for determination under CLAUSE 19. If no referral is made to the Independent Valuer, then the value determined by the Vendor will be final and binding on the parties and payable by the date specified in CLAUSE 6.1(a). If a referral is made to the Independent Valuer, payment shall be made within three (3) Business Days of the final determination of the Independent Valuer.

         (g) Any dispute in relation to the Completion Statement will be resolved in accordance with CLAUSE 19.

6.2      PURCHASER MUST CO-OPERATE

         The Purchaser must give the Vendor reasonable access to the Records and the Transferring Employees to enable the Vendor to prepare the Completion Statement.


7.       PAYMENT OF THE PURCHASE PRICE

7.1      PAYMENT IN ESCROW

         (a) On Completion the Purchaser must pay $5,000,000.00 of the Purchase Price to Cowley Hearne lawyers, to be held in escrow in accordance with this clause. Cowley Hearne must procure the deposit of such monies into an interest bearing controlled monies trust account at the Commonwealth Bank, such account to be styled as the "Cowley Hearne - Athletics/Brambles Escrow Account" and to be disbursed in accordance with clause 7.3A (ESCROW AMOUNT).

BUSINESS SALE AGREEMENT                                                  Page 22
--------------------------------------------------------------------------------

         (b) Subject to clause 7.3A, all interest earned on the Escrow Amount will be paid to the Vendor.

7.2      PAYMENT AT COMPLETION

         (a) The Purchaser must pay to the Vendor the sum of $78,666,571 on Completion.

         (b) The amount specified in CLAUSE 7.2(a) is an estimate of the final Purchase Price less the Liabilities to be assumed by the Purchaser, based on the Last Accounts and the agreed value of the Goodwill, less the Escrow Amount provided for in CLAUSE 7.1(a).

7.3      ADJUSTMENT PAYMENT

         If an adjustment payment is necessary following the calculation of the Purchase Price pursuant to CLAUSE 3.1 and after determination of the Completion Statement, and the Completion Statement is not disputed, then the party required to pay to the other party the adjustment payment shall do so within 3 Business Days of the final determination of this amount. The adjustment payment shall not be subject to the `Limitation on Quantum and General" provisions set out in paragraph 9 of Schedule 8A, and shall be made on a dollar for dollar basis, and shall be the value of:

         (a) the Purchase Price determined in accordance with CLAUSE 3.1 after the Completion Statement has been agreed; less

         (b) $78,666,571 (being the payment made by the Purchaser on Completion pursuant to CLAUSE 7.2.

         If the adjustment payment is positive (greater than zero) then the Purchaser shall pay the adjustment payment to the Vendor and if the adjustment payment is negative (less than zero) then the Vendor shall pay the (positive) value of the Adjustment Payment to the Purchaser.

7.3A The Escrow Amount will be applied in satisfaction of any adjusting payment as required pursuant to clause 7.3. If any part of the said adjusting payment remains unpaid after the application of the Escrow Amount in accordance with this clause, then the outstanding balance of such adjusting payment must be paid by the relevant party to the other party simultaneously with and in the same manner as the payment required under clause 7.3. Any part of the Escrow Amount remaining after payment of such adjusting payment to the Vendor will be paid to the Purchaser with the interest attributable to that amount.

7.4      METHOD OF PAYMENT

         (a) Subject to CLAUSE 7.4(b), a party making a payment under this agreement must pay by bank cheque.

BUSINESS SALE AGREEMENT                                                  Page 23
--------------------------------------------------------------------------------

         (b) A party may agree in writing to accept payment in another form.


8.       APPORTIONMENT

         Parties must apportion

         The Vendor will ensure the Completion Statement apportions between the Vendor and the Purchaser as at the Completion Date all expenses and outgoings normally apportioned on the purchase of a business similar to the Business, including but not limited to rent, rates, registration fees, licence fees and other similar items.


9.       CONDUCT OF BUSINESS PENDING COMPLETION

9.1      VENDOR'S OBLIGATION

         Until Completion, the Vendor must carry on the Business in the normal manner and in the ordinary course of business.

         Before Completion the Vendor must:

         (a) consult with and keep the Purchaser informed in relation to Customer Contracts lost or won;

         (b) use its best endeavours to obtain and maintain in full force and effect all Authorisations and Statutory Licences required for or in connection with the Business and the Assets;

         (c) comply in all material respects with all laws, regulations, ordinances and orders binding on it or affecting any of the Assets; and

         (d) meet the Liabilities as they fall due and make no change to its policy or manner of collection of Book Debts.

9.2      Before Completion the Vendor must not:

         (a) dispose of any material Asset other than the sale of Stock in the ordinary course of ordinary business;

         (b) place orders for or acquire any material Asset (including forklifts and other equipment usually hired out to customers by the Business, in the ordinary course of business). If the Vendor wishes to acquire any such Asset it must first obtain the Purchaser's consent which may not be unreasonably withheld;

         (c) enter into a material contract other than in the ordinary course of business;

         (d) terminate any Employee other than in the ordinary course of business; or

BUSINESS SALE AGREEMENT                                                  Page 24
--------------------------------------------------------------------------------

         (e) do, or omit to do, or allow to happen, anything which would make any Warranty materially false, misleading or incorrect when made or regarded as made under this Agreement;

         (f)      add any additional trucks to the Principal and Agency
                  Arrangements;

         (g) induce or attempt to induce any Employee of the Business to terminate his or her employment with the Business or to accept employment with the Vendor in the remainder of its business or any Related Body Corporate;

         (h) enter into any Registered Industrial Agreement without the consent of the Purchaser which will not be unreasonably withheld;

         (i) employ any new person without the consent of the Purchaser which will not be unreasonably withheld;

         (j) change any term of employment including remuneration or provide any bonus to any Employee without the consent of the Purchaser which will not be unreasonably withheld. In this regard the Purchaser acknowledges that bonuses for the year ended 30 June 2000 were paid prior to the execution of this Agreement and the Vendor has advised the Purchaser of the bonus scheme for the financial year ending June 2001 previously discussed with current senior Employees but not yet formalised or implemented by the Vendor, and that there is some expectation amongst those current Employees that the bonus scheme for the financial year ending June 2001 will be implemented in accordance with the proposed scheme previously discussed with them.

9.3      Before the Completion Date the Vendor must:

         (a) allow the Purchaser, and any person authorised by the Purchaser, reasonable access during normal business hours to inspect the Assets, the Records and the Leased Premises;

         (b) promptly provide the Purchaser with all explanations and information it reasonably requests in respect of the Business and the Assets and the Property Leases; and

         (c) use its reasonable efforts to allow the Purchaser to have access to Customer premises, as the ongoing requirements of the Business and circumstances permit.

9A.      TRANSITIONAL ARRANGEMENTS

         For the 6 months following Completion the Vendor and the Purchaser will use their best endeavours to assist the Purchaser to effect an orderly and effective transfer of the Business by implementing the Transitional Procedures.

BUSINESS SALE AGREEMENT                                                  Page 25
--------------------------------------------------------------------------------

9B       CONFIDENTIALITY

9B.1     MAINTENANCE OF CONFIDENTIALITY

         Prior to the conditions precedent specified in clause 2A being satisfied, except if ordered to do so by a court having jurisdiction:

         (a) the negotiations of the parties and the subject matter and terms of this document are to be kept strictly confidential and not released to the public or any third parties (other than the parties' professional advisers); and

         (b) any press release, public circular or announcement related to the subject matter of this Agreement will require the prior agreement of each of the parties.


10.      RISK AND INSURANCE

         RISK

         (a) Until Completion, the Vendor remains the owner of and bears all risks in connection with the Business and the Assets.

         (b) From Completion, the Purchaser becomes the owner of and bears all the risk of the Business and the Assets.


11.      ASSIGNMENT OF CUSTOMER CONTRACTS, AND LICENCES

11.1 On and before Completion the parties shall use their best endeavours to obtain the assignment or novation of the Customer Contracts, Supplier Contracts and the Software Licences in favour of the Purchaser, effective from Completion. The Vendor's best endeavours obligations in this regard will be satisfied by introducing the Purchaser to the relevant third parties at the appropriate management level, making Employees available to communicate verbally and in writing with third parties in connection with the assignments, making the payments if any pursuant to CLAUSE 11.4 and providing all documentation reasonably requested by the Purchaser.

11.2 In respect of any Customer Contract, Supplier Contract or Software Licence that is not assigned or novated at Completion, the Vendor's beneficial interest in the Customer Contracts, Supplier Contracts and the Software Licences are deemed to have been assigned to the Purchaser to the extent lawfully permitted under their terms. From Completion, the Vendor will use its best endeavours to ensure that the Purchaser obtains the full benefit of the Customer Contracts, Supplier Contracts and the Software Licences.

11.3 The Purchaser undertakes to the Vendor to duly perform the Vendor's obligations under the Customer Contracts Supplier Contracts and the Software Licences that the Purchaser obtains the full benefit of at the Purchaser's sole cost.

BUSINESS SALE AGREEMENT                                                  Page 26
--------------------------------------------------------------------------------

11.4 The parties will pay their own costs, charges and expenses incurred in connection with the assignment of the Customer Contracts, Supplier Contracts and the Software Licences.

11.5 The Vendor indemnifies the Purchaser against any liability, loss or claim arising under any of the Customer Contracts, Supplier Contracts and the Software Licences after the Calculation Time to the extent that such liability, loss or claim, relates to an event, omission or circumstance that existed as at or before the Calculation Time, and which constituted a breach of any of those contracts by the Vendor.

11.6 The Purchaser indemnifies the Vendor against any liability or loss arising under any of the Customer Contracts, Supplier Contracts and the Software Licences after the Calculation Time the benefit of which has been assigned to the Purchaser effective from Completion to the extent that such liability, loss or claim, relates to an event, omission or circumstance that occurred after the Calculation Time and is not caused by a breach of Vendor's Warranties.


12.      PROPERTY LEASES AND VEHICLE LEASES

12.1     PAYMENTS

         (a) The Vendor undertakes to continue to comply with the terms of the Property Leases until Completion.

         (b)      From Completion, the Purchaser must:

                  (i) pay any payments due from Completion under the Property Leases and in respect of the Subleases; and

                  (ii) comply with all other terms of the Property Leases and in respect of the Subleases.

         (c) The Purchaser indemnifies the Vendor against liability or loss arising from and any cost, charge or expense incurred in connection with a breach by the Purchaser of this CLAUSE 12.1 and is not caused by a breach of Vendor's Warranties.

         (d) The Vendor indemnifies the Purchaser against any liability, claim or loss arising as a consequence of the Purchaser being disturbed in its use or occupation of the Leased Premises, pending, or as a result of a failure to effect, the assignment or novation of the Property Leases to the Purchaser.

         (e) The Vendor indemnifies the Purchaser against any liability, claim, expense or loss arising pursuant to the Property Leases that results from an act, omission or circumstance that occurred or existed at or prior to the Calculation Time pursuant to the Property Leases.

BUSINESS SALE AGREEMENT                                                  Page 27
--------------------------------------------------------------------------------

12.2 As soon as possible after Completion, the Vendor will subject to the co-operation of the Purchaser, use its best endeavours to assign all of the Property Leases (other than the Subleases) to the Purchaser. If the consent of another party is required, the Vendor will use its best endeavours to obtain such consent. The Vendor will pay any costs, expenses, penalty or consideration requested or required by the third party in connection with the grant of that consent.

12.3 Until the Property Leases are effectively assigned, novated or subleased to the Purchaser, subject to compliance by the Purchaser with the terms of the Property Leases, the Vendor undertakes to the
         Purchaser:

         (a) to allow the Purchaser unfettered use and occupation of the property the subject of the Property Leases in the manner provided in the Property Leases from the Completion Date until such leases are assigned to the Purchaser;

         (b) to enforce its rights under the Property Leases against other parties to those leases in such manner as the Purchaser may reasonably direct from time to time, at no expense to the Vendor; and

         (c) not to agree to any amendment to the Property Leases or waiver of the Vendor's rights under the relevant Property Lease without the prior written approval of the Purchaser.

12.4 The Purchaser agrees, to execute the forms of deed of assignment of the Property Leases or subleases that are reasonably required by the lessors under the Property Leases and to provide such lessors information concerning the Purchaser as the lessors reasonably require.

12.5     (a)      The Vendor will procure the novation or assignment of
                  the Vehicle Leases to the Purchaser on Completion.

         (b)      From Completion, the Purchaser must:

                  (i) pay any payments due from Completion under the Vehicles Leases; and

                  (ii)     comply with all other terms of the Vehicles Leases.

12.6 As soon as possible after Completion, the Purchaser will enter into a sublease from the Vendor in respect of those premises the subject of the Subleases on the terms set out in Schedule 15.

BUSINESS SALE AGREEMENT                                                  Page 28
--------------------------------------------------------------------------------

13.      EMPLOYEES

13.1     OFFER OF EMPLOYMENT

         On or before the Completion Date, the Purchaser must make an offer of employment to each Employee other than Excluded Employees listed in
         Schedule 17 (being an offer on terms taken as a whole, not less favourable than the terms of employment of the Employee with the Vendor at the Completion Date; provided, however, that such terms shall not include share options) with effect from and conditional upon Completion. The offers to be made by the Purchaser will be substantially in the form set out in schedule 5 and will be settled by the parties prior to Completion.

         The Purchaser must state in its offer of employment and in any contract arising from acceptance of that offer that:

         (a)      the offer is conditional upon Completion;

         (b) an Employee must advise the Purchaser of his acceptance within 5 Business Days after the later of:

                  (i)      the date of the offer; and

                  (ii) if the Employee is on leave, the date the Employee returns from leave.

         The Vendor must use its best endeavours to encourage the Employees to accept the Purchaser's offer of employment.

13.2     TERMINATION BY VENDOR

         On Completion the Vendor must:

         (a) release the Transferring Employees from employment with the Vendor, that release to take effect at the Calculation Time; and

         (b) pay the Transferring Employees any entitlement to wages, salaries, remuneration, compensation or benefits arising out of their employment (other than superannuation benefits), due to or accrued by them at the Calculation Time;

         (c) CLAUSE 13.2(b) does not apply to annual leave, leave loading, or long service leave.

13.3     NON-TRANSFERRING EMPLOYEES

         The Vendor is solely responsible for the wages, salaries, annual leave, leave loading, long service leave, sick leave and any other remuneration, compensation or benefits of those Employees who do not accept the Purchaser's offer of employment, arising out of their employment or the termination of their employment, whether under any agreement, statute, industrial award or in any other way. If any Employee is made redundant by the

BUSINESS SALE AGREEMENT                                                  Page 29
--------------------------------------------------------------------------------

         Vendor following that Employee legitimately refusing the Purchaser's offer of employment under clause 13.1 on the grounds that he or she would have to relocate an unreasonable distance to take up employment with the Purchaser, the Purchaser will pay the Vendor in full any redundancy payment which the Vendor is required to pay such Employee, forthwith on demand by the Vendor.

13.4     INDEMNITY

         The Purchaser indemnifies the Vendor against any liability to a Transferring Employee for annual leave, leave loading or long service leave.

13.5     CALCULATING THE PERIOD OF SERVICE

         (a) When calculating a benefit to a Transferring Employee, the parties must count as service with the Vendor the period of service which a Transferring Employee has had with the Vendor before and up to the Transferring Employee's commencement of employment with the Purchaser.

         (b) CLAUSE 13.5(a) applies to a benefit which arises under law, award or agreement between the Vendor and the Transferring Employee.

         (c) The continuity of a Transferring Employee's period of service is not broken because the Transferring Employee ceases to be an employee of the Vendor and becomes an employee of the Purchaser on the Completion Date.

         (d) This CLAUSE is subject to any relevant law, award or agreement.

         (e) The service period includes any period of service deemed by law or contract.

13.6 The Vendor will provide Purchaser with evidence of satisfaction of its obligations to Transferring Employees regarding the payment of bonuses to those Employees for the fiscal year completed 30 June 2000.


14.      SUPERANNUATION

14.1 Up to the Calculation Time the Vendor will make all superannuation contributions it is obliged to make in respect of the period up to the Calculation Time, to the Vendor's Fund for those of the Transferring Employees that are Members of the Vendor's Fund and to the relevant industry superannuation funds for those of the Transferring Employees that are members of those funds.

         As from the Calculation Time the Purchaser will be responsible for making all superannuation contributions for the Transferring Employees that must be made:

         (a) under any industrial award, industrial agreement or contract of employment; or

BUSINESS SALE AGREEMENT                                                  Page 30
--------------------------------------------------------------------------------

         (b) to avoid any tax or charge under the superannuation guarantee charge legislation,

         in respect of the period after Completion.

14.2 The Vendor and the Purchaser will co-operate to ensure the lawful transfer on the Completion Date or as soon as reasonably practicable thereafter of the withdrawal benefit of each Transferring Employee who is a member of the Vendor's Fund as determined in accordance with the Governing Rules of the Vendor's Fund:

         (a) to a complying fund established or identified by the Purchaser (being the Purchaser's Fund);

         (b) to any other superannuation fund or approved deposit fund nominated by any Transferring Employee; or

         (c) if required to do so by a Transferring Employee, to the Transferring Employee, if and to the extent permitted by law.

         Clauses 14.2,,14.5 and 14.6 have no application to those Transferring Employees who are members of any industry superannuation fund.

14.3 Other than as previously disclosed in writing by the Vendor to the Purchaser, the Vendor does not know of any facts which will result in any present or former employee of the Vendor having any valid claim on the date of termination of his or her employment as contemplated in this agreement against the Vendor, whether under any law or employment agreement or otherwise.

14.4     In this CLAUSE 14.4:

         VENDOR'S FUND means the Brambles Superannuation Fund established by deed dated 27 September 1978;

         GOVERNING RULES means, in relation to a superannuation fund, the trust deed, rules or other documents governing that fund;


         MEMBER means a member of the Brambles Fund at Completion;

         PURCHASER'S FUND means a superannuation fund which is a "complying superannuation fund" (within the meaning of section 45 of SIS) to be established or identified by the Purchaser before Completion;

         SIS means the Superannuation Industry (Supervision) Act 1993 (Cth).

BUSINESS SALE AGREEMENT                                                  Page 31
--------------------------------------------------------------------------------

14.5     MEMBERSHIP OF PURCHASER'S FUND

         (a) The Purchaser must use best endeavours to ensure that each Transferring Member becomes a member of the Purchaser's Fund as soon as reasonably practicable after Completion.

         (b) The Vendor must provide, and must use its best endeavours to ensure that the trustee of the Vendor's Fund provides to the Purchaser and to the trustee of the Purchaser's Fund any information reasonably required by them for the transfer of membership of the Transferring Employees in accordance with this CLAUSE 14.

14.6 CONTINUATION OF TRANSFERRING EMPLOYEE'S SALARY CONTINUANCE AND DEATH INSURANCE BENEFITS FOR 30 DAYS AFTER COMPLETION

         (a) The Vendor will procure the continuation, (at the same level as applies at the date of this Agreement), of each Transferring Employee's:

                  (i) salary continuance insurance, based on the salary of the relevant Transferring Employees as at Completion; and

                  (ii)     insured death benefit;

                  for a maximum period of up to 30 days following Completion;

         (b)      (i)      The Purchaser must secure the agreement of the
                           trustee of the Purchaser's Fund to provide the Transferring Employees that become members of the Purchaser's Fund similar insurance benefits to those enjoyed by the Transferring Employee's under the Vendor's Fund from Completion; and

                  (ii) In any event, if not maintained by the Purchaser's Fund, the Purchaser itself must procure equivalent insurance covers for the Transferring Employees to those referred to in clause 14.6(a) within the time period stipulated in that clause, and the Purchaser must ensure that such insurance is in place no later than 30 days from Completion; and

         (c) Any claim by a Transferring Employee pursuant to the insurance benefits to be procured by the Vendor under clause 14.6(a), will be reduced to the extent of any recovery by the Transferring Employee under its corresponding insurance benefits with the Purchaser's Fund or insurance benefits as procured by the Purchaser itself (as provided for in clause 14.6(b)(ii)), and any overpayment to a Transferring Employee will be similarly reimbursed to the Vendor or the Vendor's Fund as the case may be.

BUSINESS SALE AGREEMENT                                                  Page 32
--------------------------------------------------------------------------------

         (d) The cost to the Vendor of procuring the continuity of insurance benefits for the Transferring Employees as provided for in clause14.6(a) will be borne by the Purchaser and will be adjusted for accordingly in the Completion Accounts.


15.      BOOK DEBTS/TRADE CREDITORS

15.1     PURCHASER ACQUIRES OWNERSHIP OF BOOK DEBTS

         (a) The Purchaser will acquire ownership of all of the Book Debts. For the avoidance of doubt, the claim by the Vendor in respect of overpaid Sales Tax as referred to in Warranty 10.2 will not form part of the Book Debts.

         (b) On Completion the Vendor must procure payment of all Book Debts as at Completion owed to the Business by those Customers who are Related Bodies Corporate or divisions of the Vendor.

15.2     COLLECTION OF BOOK DEBTS

         (a) The Purchaser will immediately following Completion, be responsible for the collection of each Book Debt as and when it falls due.

15.3     PAYMENT OF TRADE CREDITORS

         (a) The Purchaser accepts sole liability for the Trade Creditors, and will pay the Trade Creditors as and when they fall due, and the Purchaser indemnifies the Vendor and will keep the Vendor indemnified against all claims arising out of its failure to satisfy them.

         (b) The Purchaser agrees to use its best endeavours to obtain releases on Completion, or as soon as reasonably practicable thereafter, of the Vendor and any of its Related Bodies Corporate from all bonds, bank guarantees, security deposits, customs bonds and any other third party obligation entered into by the Vendor or its Related Bodies Corporate in relation to the Business, including by offering equivalent replacement securities for such obligations in relation to the Business all of which are listed in Schedule 12. The Purchaser indemnifies the Vendor and will keep the Vendor indemnified against any liability or loss arising under any bonds, bank guarantees, security deposits, customs bonds and any other third party obligation entered into by the Vendor or its Related Bodies Corporate in relation to the Business, after the Calculation Time effective from Completion to the extent that such liability, loss or claim, relates to an event, omission or circumstance that occurred after the Calculation Time.

         (c) The Vendor indemnifies the Purchaser and will keep the Purchaser indemnified against any liability or loss arising under any bonds, bank guarantees, security deposits, customs bonds and any other third party obligation suffered by the Purchaser or its Related Bodies Corporate in relation to the Business, after the

BUSINESS SALE AGREEMENT                                                  Page 33
--------------------------------------------------------------------------------

                  Calculation Time effective from Completion to the extent that such liability, loss or claim, relates to an event, omission or circumstance that occurred before the Calculation Time.


16.      CUSTOMERS' AND SUPPLIERS' NOTICE/USE OF TRADE NAME

16.1     JOINT NOTICE TO CUSTOMERS AND SUPPLIERS

         On or about the Completion Date, the parties will send to each of the customers and suppliers of the Business a notice in a form agreed by the parties before Completion.

16.2 To the extent it is lawful to do so, the Purchaser will be entitled to use the Trade Names for a period of 12 months following Completion by:

         (a) leaving the Trade Names on items of Plant and Equipment currently bearing the Trade Names initially following Completion, and progressively removing the Trade Names from the items of Plant and Equipment during the 12 month period;

         (b) prefacing the use of the Trade Names on any stationery and other written materials of the Business with the word "formerly", in sufficient prominence so as not to mislead any recipient of the material; and

         (c) in the case of BIS/ Brambles Industrial Services by the use of the words "formerly part of the forklift division of Brambles Industrial Services".


17.      WARRANTIES

17.1     PURCHASER'S WARRANTIES

         The Purchaser warrants that:

         PURCHASER AUTHORISED

         (a) it has taken all necessary action to authorise the execution, delivery and performance of this agreement in accordance with its terms and obtained any necessary consents to such performance;

         POWER TO PERFORM

         (b) it has full power to enter into and perform its obligations under this agreement;

BUSINESS SALE AGREEMENT                                                  Page 34
--------------------------------------------------------------------------------


         NO LIQUIDATION OR WINDING UP

         (c) it has not gone into liquidation nor passed a winding up resolution, nor received a notice under the Corporations Law;

         NO PETITION

         (d)      as far as it is aware:

                  (i) there is no petition or other process for winding up presented or threatened against the Purchaser;

                  (ii) there are no circumstances justifying a petition of this nature;

         NO RECEIVER

         (e) no receiver or manager of any part of the undertaking or asset of the Purchaser has been appointed;

17.2     DUE DILIGENCE

         (a)      The Purchaser has:

                  (i) had the opportunity to make and has made reasonable enquiries in relation to all matters material to it which are not covered by the Warranties;

                  (ii)     has satisfied itself in relation to these matters.

         (b) Subject to any law and the Warranties, all terms, conditions, warranties and statements, whether express, implied, written, oral, collateral, statutory or otherwise, are excluded;

         (c) The Vendor disclaims all liability in relation to CLAUSE 17.2(b) to the maximum extent permitted by law.

17.3     VENDOR'S WARRANTIES

         GENERAL NATURE OF WARRANTIES

         The Vendor gives the Warranties set out at Schedule 8 in favour of the Purchaser at the date of this agreement and at Completion unless otherwise specifically provided in the Warranty, subject absolutely to the limitations contained in Schedule 8A.

BUSINESS SALE AGREEMENT                                                  Page 35
--------------------------------------------------------------------------------

18.      RESTRAINT OF TRADE AND OFFER OF FUTURE BUSINESS

18.1     RESTRAINT OF TRADE

         The following definitions apply in this clause 18:

         RESTRAINT AREA means:

         (a)      Australia;

         (b) Victoria, New South Wales, Queensland, Western Australia, South Australia, Tasmania, Australian Capital Territory;

         (c) Victoria, New South Wales, Queensland, Western Australia, South Australia, Tasmania;

         (d) Victoria, New South Wales, Queensland, Western Australia, South Australia;

         (e)      Victoria, New South Wales, Queensland, Western Australia;

         (f)      Victoria, New South Wales, Queensland;

         (g)      New South Wales Victoria;

         (h)      New South Wales.

         RESTRAINT PERIOD means:

         (a)      3 years from Completion;

         (b)      2 years from Completion;

         (c)      1 year from Completion.

         Each of:

         (a)      the restraint obligations set out in this clause18;

         (b)      the Restraint Period; and

         (c)      the Restraint Area,

         must be combined and each combination imposes a separate and independent covenant on the Vendor. If a covenant is prohibited, invalid or unenforceable, that covenant will be ineffective but will not affect the validity or enforceability of the other covenants.

BUSINESS SALE AGREEMENT                                                  Page 36
--------------------------------------------------------------------------------

         (a) Subject to CLAUSE 18.1(b) AND (c), the Vendor must procure for the Restraint Period and in the Restraint Area that neither the Vendor nor any Related Body Corporate of the Vendor:

                  (i) engages or involves itself in any forklift hire and maintenance or forklift fleet management business;

                  (ii) induces or attempts to induce any Transferring Employee of the Business post Completion to terminate his or her employment with the Purchaser;

                  (iii) use the Trade Names in connection with any business which the Vendor is prohibited from conducting under clause 18.1(a)(i);

                  (iv) and CLAUSE 18.1(a) applies whether the Vendor's or any Related Body Corporate's activities under that clause are:

                           (A)      direct or indirect;

                           (B) as a principal, agent, partner, employee, shareholder, unitholder, director, trustee, beneficiary, manager, consultant, advisor or financier.



         (b) Nothing in this clause 18 in any way prohibits or otherwise restricts the Vendor from:

                  (i) permitting its "Brambles Industrial Services" business from (aa) providing customers with Mixed Fleet Services, including adding additional forklifts to the fleet of a Mixed Fleet Services customer or
                           (bb) providing customers with Contract Task
                           Management Services including adding additional forklifts to the fleet of a Contract Task Management Services customer; provided, however, that Brambles Industrial Services (including its Mixed Fleet Services and Contract Task Management Services) may not acquire (through purchase, lease or other means and whether for replacement of currently owned forklifts or new business needs) more than 300 forklifts that are not NMHG Approved Forklifts; and

                  (ii) continuing to conduct its "Wreckair" short-term equipment hire business, which it conducts throughout Australia, and in respect of which the Vendor will not increase its fleet of forklifts above 250.

         (c)      (i)      For the Restraint Period the Vendor agrees to
                           procure that its Brambles Industrial Services division and its Wreckair division each gives the Purchaser's Affiliate the first opportunity to quote on the sale of additional forklifts before any other forklift supplier.

BUSINESS SALE AGREEMENT                                                  Page 37
--------------------------------------------------------------------------------

                  (ii) The Vendor must provide the Purchaser's Affiliate with a description of the number of forklifts, capacities and model types in respect of which the quote is required and any other specifications which the Vendor considers material for an informed quote by the Purchaser's Affiliate. The Vendor will also specify the period within which the Vendor requires the quote from the Purchaser's Affiliate.

                  (iii) Both parties will endeavour to negotiate in good faith mutually acceptable commercial terms for the purchase of the forklifts by the Vendor from the Purchaser's Affiliate.

                  (iv) If the quote by the Purchaser's Affiliate is not received within the time period specified by the Vendor, or if the quote received from the Purchaser's Affiliate is not on terms which are commercially satisfactory to the Vendor then:

                          (A) the Vendor may purchase the additional forklifts from a third party, but only on terms that are more favourable to the Vendor than those offered by the Purchaser's Affiliate; and

                          (B) in that event, the Vendor's obligations to the Purchaser under this clause in respect of those specific forklifts will be extinguished.

         (e) In addition, following Completion, the Vendor will procure introductions for the Purchaser to the senior management and relevant purchasing personnel of all of the Vendor's other businesses within Australia which require or may require forklifts.

18.2     VENDOR ACKNOWLEDGMENT

         The Vendor acknowledges that the prohibitions and restrictions contained in this CLAUSE 18 are reasonable and necessary to protect the Goodwill and ongoing viability of the Business, and that any breach by the Vendor of these undertakings will diminish the value of the Goodwill and ongoing viability of the Business.

18.3 If any part of the undertakings contained in this CLAUSE 18 is unenforceable it may be severed without affecting the remaining enforceability of the undertakings. The Vendor acknowledges that it has received legal advice in relation to this CLAUSE 18 and that monetary damages may not be sufficient to compensate the Purchaser for breach of this undertaking, and that the Purchaser shall be entitled to seek injunctive relief.

18.4 After Completion the Vendor must promptly and at its own cost refer to the Purchaser any enquiry made to it in respect of the Business and not refer any such enquiry to any person other than the Purchaser.

BUSINESS SALE AGREEMENT                                                  Page 38
--------------------------------------------------------------------------------

18.5 On and after Completion, the Vendor agrees to allow the Purchaser and its representatives reasonable access to the Excluded Records at all reasonable times upon receipt of reasonable notice from the Purchaser in accordance with clause 4.5. The Purchaser shall be entitled to inspect and make copies of these Records at the Purchaser's expense.

18.6 The Vendor undertakes that it shall preserve the Excluded Records for the period required by law.

18.7 The Vendor undertakes that for a period of 2 years after Completion where its divisions within Australia require services of a nature offered by the Business as carried on by the Purchaser after Completion, it will use reasonable endeavours to procure that such division or divisions will;

         (a) before contracting for such services from a third party, give the Purchaser the first opportunity to provide such services at a reasonable commercial rate; and

         (b) in the event that reasonable commercial terms cannot be agreed between the parties, the Vendor may obtain such services from a third party provided that the terms of the agreement such third party are not less favourable to the Vendor than those offered by the Purchaser pursuant to clause 18.7(a).


19.      DISPUTE

19.1     REFERENCE TO INDEPENDENT VALUER

         (a) If the parties are in dispute either of them may notify the other of that fact in writing. If they cannot settle the dispute within 21 Business Days of the dispute being so notified, then either party may refer the dispute to the Independent Valuer.

         (b) The Vendor and the Purchaser must jointly appoint the Independent Valuer.

         (c)      The Independent Valuer must be an expert in the relevant area.

         (d) If the Vendor and the Purchaser cannot agree on the appointment within 21 days of either of them notifying the other of the dispute in writing either party may then request the President of the Institute of Chartered Accountants in Australia to appoint a suitable expert to the position of Independent Valuer.

         (e) The referring party must request the Independent Valuer to make a decision on the dispute as soon as practicable, (but in any event no later than 1 month after referral of the dispute to him or her), and to establish a suitable timetable to ensure he or she receives:

                  (i)      the reference; and

BUSINESS SALE AGREEMENT                                                  Page 39
--------------------------------------------------------------------------------

                  (ii)    any submissions from the parties,

                  sufficiently promptly to allow the Independent Valuer to make his or her determination within the specified 1 month period.

         (f) The decision of the Independent Valuer is conclusive and binding on the parties in the absence of manifest error, and, where applicable, must be incorporated into the Completion Statement.

         (g) The Independent Valuer in its absolute discretion determines the proportion of the Independent Valuer's costs and expenses that each party must pay.

         (h)      The Independent Valuer is an expert and not an arbitrator.

         (i) The procedures for determination are to be decided by the Independent Valuer in its absolute discretion.

         (j)      Each party:

                  (i) must provide the Independent Valuer full access to its books and records and any information required by the Independent Valuer to complete any valuation under this agreement; and

                  (ii) is entitled to make written submissions to the Independent Valuer in respect of any valuation under this agreement; and

                  (iii) must provide to the other party a copy of any written submissions to the Independent Valuer contemporaneously with that submission.

         (k) The costs of the Valuer must be borne equally by the parties unless the Independent Valuer determines otherwise.


20.      COSTS, STAMP DUTY AND GST

         (a) Subject to CLAUSE 20(b), the Vendor and the Purchaser must pay their own legal and other costs and expenses of and incidental to the preparation, execution and completion of this agreement.

         (b)      The Purchaser must pay stamp duty payable or assessed:

                  (i)     on this agreement;

                  (ii)    the transfer of the Assets to the Purchaser; and

                  (iii)   any other document which relates to this sale.

BUSINESS SALE AGREEMENT                                                  Page 40
--------------------------------------------------------------------------------

         (c) If a GST is imposed on any Supply made by a party (PAYEE) under this agreement, the other party (PAYER) must pay to the Payee (without any deduction or set-off), in addition to any consideration payable or to be provided by Payer under this agreement, an additional amount calculated by multiplying the Prevailing GST Rate by the consideration for the relevant Supply. Any amount payable by Payer under this clause is payable on demand by the Payee, whether that demand is by means of an invoice or otherwise.

         (d) Solely for Tax purposes, the Vendor and the Purchaser agree that the supply constituted by the sale and purchase of the Business made under this agreement is of a going concern as defined within A New Tax System (Goods and Services Tax) Act 1999. In the event that a party (SUPPLIER) breaches a term or condition of this agreement, including without limitation any warranty provided by it, Supplier indemnifies the other parties in respect of any Tax which may be payable by the other parties arising out of the remedying of such breach.


21.      NOTICES

21.1     NOTICE

         (a) A notice, approval, consent or other communication to a person in connection with this agreement must be in legible writing.

         (b) If the notice is to the Vendor, then it must be addressed as follows:

                  Name:        Brambles Australia Limited

                  Attention:   Company Secretary

                  Address:     Level 40, Gateway, 1 Macquarie Place, Sydney 2000

                  Facsimile:   (02) 9256 5299

         (c) If the notice is to the Purchaser, then it must be addressed as follows:

                  Name:        A.C.N. 094 802 141

                  Attention:   Managing Director

                  Address:     1 Bullecourt Avenue, Milperra, 2214

                  Facsimile:   (02) 9772 3690

         (d) If the notice is to the Purchaser's Guarantor, then it must be addressed as follows:

                  Name:        NACCO Materials Handling Group, Inc.

BUSINESS SALE AGREEMENT                                                  Page 41
--------------------------------------------------------------------------------
                  Attention:   General Counsel

                  Address: 650 NE Holladay Street, Suite 1600, Portland, Oregon 97232 USA

                  Facsimile:   (503) 721-6059

                  Notices to either the Purchaser or the Purchaser's Guarantor must always be copied to both of them simultaneously.

         (e)      Notice is sent by the sender and received by the receiver:

                  (i) if the notice is hand delivered, upon delivery to the receiving party;

                  (ii) if the notice is sent by facsimile, upon the successful completion of the relevant transmission evidenced by the production of a transmission report;

                  (iii) if the notice is sent by registered mail within Australia 2 Business Days from and including the registration of notice of posting;

                  (iv) if the notice is sent by ordinary mail within Australia 3 Business Days from and including the date of postage; and

                  (v) If the notice is sent to or from overseas 7 Business Days from and including the date of posting.


22.      ASSIGNMENT

         (a) Each party's rights arising under this agreement are the personal rights of that party.

         (b) Subject to clause 22(c) the rights of the Purchaser under this agreement may be assigned in law or equity.

         (c) The Purchaser acknowledges that the Vendor may withhold consent to an assignment by the Purchaser to a third party of the Purchaser's right to use the Trade Name pursuant to clause
                  16. The Vendor will not withhold consent to an assignment by the Purchaser to a Related Body Corporate of the Purchaser's right to use the Trade Name pursuant to clause 16.


23.      GENERAL

23.1     PROPER LAW

         (a) The laws of NSW and the Commonwealth of Australia apply to this agreement to the exclusion of any other law.

BUSINESS SALE AGREEMENT                                                  Page 42
--------------------------------------------------------------------------------

         (b)      The parties submit to the jurisdiction of the courts of NSW.

23.2     SEVERABILITY

         (a) If a provision of this agreement is invalid, illegal or unenforceable, then that provision to the extent of the invalidity, illegality or unenforceability must be ignored in the interpretation of this agreement.

         (b) All other provisions of this agreement remain in full force and effect.

23.3     NO WAIVER

         (a) A party does not waive a right or entitlement it may have under this agreement unless that waiver is notified in writing to the party seeking the benefit of the alleged waiver.

         (b) Waiver by a party in respect of an act or thing required to be done under this agreement does not act as a waiver of any other act or thing required to be done under this agreement.

         (c) A failure or delay in exercise of a right arising from a breach of this agreement does not result in a waiver of that right.

23.4     VARIATION AND FURTHER ASSURANCE

         (a) The parties can only vary a term of this agreement if the variation is in writing and executed by both parties.

         (b) Each party must do all things necessary to give full effect to this agreement and the transactions contemplated by this agreement.

23.5     ENTIRE AGREEMENT

         (a) This agreement embodies the entire agreement between the parties.

         (b)      This agreement supersedes all previous agreements.

23.6     COUNTERPARTS

         (a)      A party may execute this agreement by signing any counterpart.

         (b)      All counterparts constitute one document when taken together.

23.7     CUMULATIVE RIGHTS

         A right, power, discretion and remedy arising out of this agreement in favour of a party:

BUSINESS SALE AGREEMENT                                                  Page 43
--------------------------------------------------------------------------------

         (a)      is cumulative; and

         (b) does not diminish any other right, power, discretion and remedy of a party.

23.8     PUBLICITY

         (a) A party may only make an announcement or release including a press announcement or release relating to this agreement and the transaction related to this agreement if it first obtains the approval in writing of the other party.

         (b) This clause does not apply if a party must announce or release information to comply with a law or by a stock exchange, in which event the party having to make the announcement or release the information will consult with the others before doing complying with its obligations to the extent reasonable and practicable in the circumstances.

23.9     NON-MERGER AND SURVIVAL OF THE WARRANTIES

         (a) Neither the Warranties nor any other provision of this agreement merges on Completion.

         (b)      The Warranties survive Completion of this agreement.

23.10    SURVIVAL OF INDEMNITIES

         (a) Each indemnity of the parties contained in this agreement is a continuing obligation of the parties despite any settlement of account or the occurrence of any other thing and remains in full force and effect until all money owing under any indemnity, contingently or otherwise, has been paid in full.

         (b) Each indemnity of the parties contained in this agreement survives the termination of the agreement and is separate and independent.


24.      GUARANTEE AND INDEMNITY

24.1     The Purchaser's Guarantor warrants that:

         (a) it has taken all necessary action to authorise the execution, delivery and performance of this agreement in accordance with its terms and obtained any necessary consents to such performance;

         (b) it has full power to enter into and perform its obligations under this agreement;

         (c) it has not gone into liquidation nor passed a winding up resolution, nor received a notice under the Corporations Law;

BUSINESS SALE AGREEMENT                                                  Page 44
--------------------------------------------------------------------------------

         (d)      as far as it is aware:

                  (i) there is no petition or other process for winding up presented or threatened against the Purchaser's Guarantor;

                  (ii) there are no circumstances justifying a petition of this nature;

         (e) no receiver or manager of any part of the undertaking or asset of the Purchaser has been appointed.

24.2 The Purchaser's Guarantor gives the guarantee and indemnity in this CLAUSE 24 in consideration of the Vendor agreeing to enter into this agreement. The Purchaser's Guarantor acknowledges the receipt of valuable consideration from the Vendor for the Purchaser's Guarantor incurring obligations and giving rights under this guarantee and indemnity.

24.3 The Purchaser's Guarantor unconditionally and irrevocably guarantees to the Vendor the due and punctual performance and observance by the Purchaser of its obligations under this agreement including the obligations to pay money.

24.4 As a separate undertaking, the Purchaser's Guarantor unconditionally and irrevocably indemnifies the Vendor against all liability or loss arising from, and any costs, charges or expenses incurred in connection with, a breach by the Purchaser of this agreement, including a breach of the obligations to pay money. It is not necessary for the Vendor to incur expenses or make payment before enforcing that right of indemnity.

24.5 The Purchaser's Guarantor waives any right it has of first requiring the Vendor to commence proceedings or enforce any other right against the Purchaser or any other person before claiming under this guarantee and indemnity.

24.6     TIME OF GUARANTEE

         (a) This guarantee and indemnity does not merge on completion. This guarantee and indemnity is a continuing security.

         (b) This guarantee will continue in full force and effect until the obligations of the Purchaser to the Vendor the subject of the proceedings have been satisfied.

24.7 The liabilities of the Guarantor under this guarantee and indemnity are as a guarantor, indemnifier and principal debtor and the rights of the Vendor under this guarantee and indemnity are not affected by anything which might otherwise affect them at law or in equity including, but not limited to, one or more of the following:

         (a) the Vendor granting time or other indulgence to, compounding or compromising with or releasing the Purchaser, or any other guarantor;

BUSINESS SALE AGREEMENT                                                  Page 45
--------------------------------------------------------------------------------

         (b) acquiescence, delay, acts, omissions or mistakes on the part of the Vendor;

         (c)      any novation of a right of the Vendor;

         (d) any variation of this agreement, or any agreement entered into in performance of it; and

         (e) the invalidity or unenforceability of an obligation or liability of a person other than the Purchaser's Guarantor.

24.8     The Purchaser's Guarantor may not, without the consent of the Vendor:

         (a) raise a set-off or counterclaim available to it or the Purchaser against the Vendor in reduction of its liability under this guarantee and indemnity; or

         (b) claim to be entitled by way of contribution, indemnity, subrogation, marshalling or otherwise to the benefit of any security or guarantee held by the Vendor in connection with this agreement; or

         (c) prove in competition with the Vendor if a liquidator, provisional liquidator, receiver, official manager or trustee in bankruptcy is appointed in respect of the Purchaser or the Purchaser is otherwise unable to pay its debts when they fall due, until all money payable to the Vendor in connection with this agreement are paid.

24.9 If a claim that a payment or transfer to the Vendor in connection with this agreement is void or voidable (including, but not limited to, a claim under laws relating to liquidation, insolvency or protection of creditors) is upheld, conceded or compromised then the Vendor is entitled immediately as against the Purchaser's Guarantor to the rights to which it would have been entitled under this guarantee and indemnity if the payment or transfer had not occurred.

24.10 The Purchaser's Guarantor agrees to pay or reimburse the Vendor on demand for:

         (a) its costs, charges and expenses in making, enforcing and doing anything in connection with this guarantee and indemnity including, but not limited to, legal costs and expenses on a full indemnity basis; and

         (b) all stamp duties, fees, taxes and charges which are payable in connection with this guarantee and indemnity or a payment, receipt or other transaction contemplated by it.

         Money paid to the Vendor by the Purchaser's Guarantor must be applied first against payment of costs, charges and expenses under CLAUSE 24.9 then against other obligations under the guarantee and indemnity.

BUSINESS SALE AGREEMENT                                                  Page 46
--------------------------------------------------------------------------------

24.11 The Purchaser's Guarantor acknowledges having been given a copy of this agreement and having had full opportunity to consider its provisions before entering into this guarantee and indemnity.


25.      ACCESS TO BWANA COMMUNICATION SYSTEM

25.1 The Vendor acknowledges and agrees that in order to assist the Purchaser to effect an orderly and effective transfer of the information and communication capability components of the Business to the Purchaser, the Vendor will grant the Purchaser reasonable access to the BWANA Communication System for a period of 6 months after Completion. The Purchaser will be entitled to access to the Vendor's BWANA Communication System in the same manner as Vendor had access prior to Completion, (subject to any security requirements of the Vendor), and to reasonable assistance from the Vendor, at the sole cost of the Purchaser, to procure the migration of the relevant data and systems from the Vendor's network to one established by the Purchaser.

25.2 The Purchaser will reimburse the Vendor for its costs incurred pursuant to clause 25.1 at a rate of $2,000.00 per month, per site of the Business which remain on the said network, together with any applicable GST.

25.3 Consistent with the Vendor's obligations under this clause, the Vendor will ensure that all JD Edwards software used in the Business is replaced with Base Plan software before the expiry of the 6 months after Completion.

BUSINESS SALE AGREEMENT                                                  Page 47
--------------------------------------------------------------------------------



                                   SCHEDULE 1

                                OWNED PROPERTIES



                                     PART A

A.       OWNED PROPERTIES

                               ADDRESS                                            TITLE PARTICULARS

1.       Factory/Warehouse building with associated offices   Lot 2 in Deposited Plan 502272, Certificate of Title
         and amenities at 767 The Horsley Drive Smithfield    Folio Identifier 2/502272.
         NSW




2.       Industrial facility at 2161-2181 Princes Highway     Part Lot 1 on Plan of Subdivision No 6439, Certificate
         Clayton VIC                                          of Title Volume 9161 Folio 594.

BUSINESS SALE AGREEMENT                                                  Page 48
--------------------------------------------------------------------------------



                                   SCHEDULE 2

                               PLANT AND EQUIPMENT

                SEE EXHIBITED CD (DULY INITIALLED BY THE PARTIES)

BUSINESS SALE AGREEMENT                                                  Page 49
--------------------------------------------------------------------------------



                                   SCHEDULE 3

                                THE LAST ACCOUNTS

                  SEE EXHIBIT 1 DULY INITIALLED BY THE PARTIES

BUSINESS SALE AGREEMENT                                                  Page 50
--------------------------------------------------------------------------------



                                   SCHEDULE 4

                    NAMES OF EMPLOYEES AND EMPLOYMENT DETAILS

                  SEE EXHIBIT 1 DULY INITIALLED BY THE PARTIES

BUSINESS SALE AGREEMENT                                                  Page 51
--------------------------------------------------------------------------------

                                   SCHEDULE 5

            FORM OF OFFER OF EMPLOYMENT BY #[INSERT NAME OF PURCHASER]
Date:

Name:

Location:

[insert name of Purchaser] (ACN #[insert ACN of Purchaser]) (#[INSERT DEFINITION OF PURCHASER]) has signed an agreement with #[insert name of Vendor] (ACN #[insert ACN of Vendor]) (#[INSERT DEFINITION OF VENDOR]).

#[insert definition of Vendor] is selling (#[insert name of Business] to #[insert definition of Purchaser].

Following completion of the sale arrangement between #[insert definition of Purchaser] and #[insert definition of Vendor], and assuming you accept this offer, the terms of your employment with #[insert definition of Purchaser] will be as specified in the attached standard conditions of employment #[insert definition of Purchaser] undertakes that the conditions of employment are, taken as a whole, not less favourable than currently apply to you at #[insert definition of Vendor] including all entitlements in respect of retrenchment, redundancy and superannuation; provided however, that such conditions of employment do not include share options.

Your continuous service with #[insert definition of Vendor] will be recognised by #[insert definition of Purchaser] and all benefits and entitlements you have accrued at #[insert definition of Vendor] for annual leave, sick leave, long service leave and rostered days off (where applicable) will be transferred.

Please sign and return the enclosed copy letter to acknowledge your acceptance of this arrangement by #[insert time]. We look forward to welcoming you to #[insert definition of Purchaser].

Yours faithfully

 Signed

I wish to continue in employment with #[insert definition of Purchaser] following the sale to #[insert definition of the business] to [insert the name of the Purchaser] on terms and conditions [as attached].

Name:

Date:

Signature:

BUSINESS SALE AGREEMENT                                                  Page 53
--------------------------------------------------------------------------------


                                   SCHEDULE 6

                                     PART 1

                        PRINCIPAL AND AGENCY ARRANGEMENTS

                                  See exhibit 1





















                                     PART 2

                                 VEHICLE LEASES


ORIX LEASES AS AT 31/10/2000.


NEW SOUTH WALES

NIL


SOUTH AUSTRALIA

Holden VT II Commodore Exec 3.81 PFI 4 Speed Auto 4 Dr Sedan - Contract No. 1416325

Holden VT II Commodore Berlina Wagon 3.81 PFI 4 Speed Auto 4 Dr Sedan - Contract No. 1472362

BUSINESS SALE AGREEMENT                                                  Page 54
--------------------------------------------------------------------------------

QUEENSLAND

Holden VT II Commodore Exec 3.81 PFI 4 Speed Auto 4 Dr Sedan - Contract No. 1410731

Holden VT II Commodore Exec 3.81 PFI 4 Speed Auto 4 Dr Sedan - Contract No. 1410758

WESTERN AUSTRALIA.

Holden VT II Commodore Exec 3.81 PFI 4 Speed Auto 4 Dr Sedan - Contract No. 1426155

Holden VX Commodore Exec 3.81 PFI 4 Speed Auto 4 Dr Sedan - Contract No. 1474421

VICTORIA/TASMANIA.

HSV VT II Club Sport R8 5.71 PFI 4 Speed Auto 4 Dr Sedan - Contract No. 1398710

Holden VT II Commodore Supercharged 4 Speed Auto 4 Dr Sedan - Contract No.
1405638

AWAITING ORIX DELIVERY.

Holden VX Commodore Exec 3.81 PFI 4 Speed Auto 4 Dr Sedan - Quote No. Q1476193
(WA)

BUSINESS SALE AGREEMENT                                                  Page 55
--------------------------------------------------------------------------------


                                   SCHEDULE 7

                         PARTICULARS OF PROPERTY LEASES

All annual rentals are stated as at the date of commencement of the lease unless stated otherwise.

1.       PROPERTY ADDRESS:                     Unit 5, Locked 10 Littlebourne Street
                                               KELSO (Bathurst) NSW

         LESSOR:                               Walter Ernest Carter, Raymond Wade Carter and
                                               Ian Rodney Carter

         LESSEE:                               Brambles Australia Limited ACN 000 164 938

         ANNUAL RENTAL:                        $14,280 per annum

         TERM:                                 3 years from 12 February 1999 to 11 February 2002

         OPTIONS:                              Nil

2.       PROPERTY ADDRESS:                     5 Cellana Court
                                               Portland VIC

         LESSOR:                               Pentrans Cargo Pty Ltd

         LESSEE:                               Brambles Australia Limited ACN 000 164 938

         ANNUAL RENTAL:                        $35,642 per annum

         TERM:                                 2 years from 1 March 1998 to 28 February 2001

         OPTIONS                               2 options each of 3 years

3.       PROPERTY ADDRESS:                     50 - 58 Grandview Parade
                                               Moolap (Geelong) VIC

         LESSOR:                               D & M SGRO Properties Pty Ltd

         LESSEE:                               Brambles Australia Limited ACN 000 164 938

         ANNUAL RENTAL:                        $25,500 per annum

         TERM:                                 3 years commencing 1 July 1998 to 30 June 2001

         OPTIONS:                              1 option for 3 years

BUSINESS SALE AGREEMENT                                                  Page 56
--------------------------------------------------------------------------------

4.       PROPERTY ADDRESS:                     23 Mint Street, Wodonga VIC

         LESSOR:                               D&J Calder Nominees Pty Ltd ACN 005 715 417

         LESSEE:                               Brambles Australia Limited ACN 000 164 938

         ANNUAL RENTAL:                        $18,720 per annum

         TERM:                                 10 years from 21 November 1994 to 20 November 2004

         OPTIONS:                              2 options each of 5 years

5.       PROPERTY ADDRESS:                     217 Hanson Road, Athol Park SA

         LESSOR:                               Yornelg Pty Ltd ACN 060 506 694

         LESSEE:                               Brambles Australia Limited ACN 000 164 938

         ANNUAL RENTAL:                        $56,000 per annum

         TERM:                                 6 months from 1 September 2000 to 31 March 2001

         OPTIONS:                              Nil

6.       PROPERTY ADDRESS:                     209 Bannister Road Canning Vale WA

         LESSOR:                               William Barton Ryan and Patricia Annette Ryan

         LESSEE:                               Brambles Australia Limited ACN 000 164 938

         ANNUAL RENTAL:                        $150,000 per annum

         TERM:                                 5 years from 20 August 1998 to 19 August 2002

         OPTIONS:                              1 option of 5 years

7.       PROPERTY ADDRESS:                     11/66 Coonawara Winnellie NT

         LESSOR:                               Interpret Pty Ltd ACN 009 637 405

         LESSEE:                               Brambles Australia Limited ACN 000 164 938

         ANNUAL RENTAL:                        $28,291.93 per annum

         TERM:                                 3 years from 14 August 1998 to 13 August 2001

         OPTIONS:                              NIL

BUSINESS SALE AGREEMENT                                                  Page 57
--------------------------------------------------------------------------------


8.       PROPERTY ADDRESS:                     Wendoree VIC

         LESSOR:                               Brambles Australia Limited division - Wreckair

         LESSEE:                               Brambles Australia Limited division - Brambles
                                               Equipment Division

         ANNUAL RENTAL:                        $120.00 per week

         TERM:                                 Month to Month

         OPTIONS:                              Nil

9.       PROPERTY ADDRESS:                     Shed at Clovelly Park SA

         LESSOR:                               Mitsubishi

         LESSEE:                               Brambles Australia Limited ACN 000 164 938

         ANNUAL RENTAL:                        Nominal rent

         TERM:                                 Periodic

         OPTION                                Nil

         10.PROPERTY ADDRESS                   511 Nudgee Road Hendra Qld

         SUB LESSOR                            Brambles Australia Limited Division - BIS

         SUB LESSEE                            Brambles Australia Limited - BED

         ANNUAL RENTAL                         $10,833 per month

         TERM                                  Month to Month

         OPTIONS:                              Nil

BUSINESS SALE AGREEMENT                                                  Page 58
--------------------------------------------------------------------------------

                                   SCHEDULE 8

                               GENERAL WARRANTIES




1.       ACCURACY OF INFORMATION

1.1      (SCHEDULES)

         The information set out Schedules 1 to 16 is complete and accurate in all respects.

1.2      (DATA ROOM MATERIAL)

         (a) The Data Room Material, (the Data Room Material being made up of the original material provided by the Vendor in the relevant data room, the written questions from the Purchaser to the Vendor regarding the Business and the written responses of the Purchaser to those questions, as well as material progressively added to the data room during the period the Purchaser conducted its due diligence investigations in relation to the Business), provides an accurate record of the affairs of the Business to which that information relates:

         (b) The index to the Data Room Material is complete, and for the avoidance of any doubt it separately and clearly identifies each item of information subsequently added as part of the Data Room Material, after the first date upon which the Purchaser was given access to the room in which the Data Room Material was located.

         (c) To the best of the Vendor's knowledge and belief, the information is not misleading in any material particular, whether by inclusion of misleading information or omission of material information or both and the Vendor has included in the Data Room Material all that information covering the Business which it would have required from a vendor of a similar business.

1.3      (FORECASTS AND PROJECTIONS)

         Each forecast or projection (if any) in the Data Room Material:

         (a)      was made after due and careful consideration by its author;

         (b) was based on information which the author reasonably believed was reliable;

         (c) is, to the best of the Vendor's knowledge and belief, fair and reasonable in the circumstances prevailing at the time the forecast or projection was made and in the light of the assumptions made;

BUSINESS SALE AGREEMENT                                                  Page 59
--------------------------------------------------------------------------------

         (d) was based on assumptions which to the best of the Vendor's knowledge and belief were fair and reasonable in the context of the forecast or projection.

1.4      (FULL DISCLOSURE)

         The Data Room Material discloses all information which the Vendor to the best of its knowledge and belief considers is material to be disclosed to a purchaser for value of the Assets.

2.       POWER AND AUTHORITY

2.1      (INCORPORATION AND POWER)

         The Vendor:

         (a) is a body corporate is duly incorporated under the laws of the place of its incorporation;

         (b) has the power to own its assets and carry on its business as it is now being conducted; and

         (c) is duly registered and authorised to do business in every jurisdiction which, by the nature of its business and assets, makes registration or authorisation necessary, and each of these jurisdictions is noted in Schedule 1.

2.2      (CONSTITUENT DOCUMENTS)

         The business and affairs of the Vendor have been conducted in accordance with the Constitution or other constituent documents of the Vendor.

2.3      (POWER AND AUTHORITY)

         The Vendor has the power and authority to execute and exchange this agreement and perform and observe all its terms. This agreement has been duly executed by the Vendor and is a legal, valid and binding agreement of the Vendor enforceable against the Vendor in accordance with its terms.

2.4      (NO RESTRICTION ON VENDOR)

         The Vendor is not bound by any contract arrangement or understanding (written or unwritten) which may restrict the Vendor's right or ability to enter into or perform this agreement.


3.       TITLE

         As of the Completion Date:

BUSINESS SALE AGREEMENT                                                  Page 60
--------------------------------------------------------------------------------

         (a)      the Vendor is the legal and beneficial owner of the Assets;

         (b) the Assets are free and clear of any Encumbrance or other third party interests or rights and the Vendor has not agreed to grant any of the foregoing;

         (c) the Purchaser will acquire the full beneficial ownership of the Assets;

         (d)      the Assets are fully paid for; and

         (e)      the Assets are in the possession of the Vendor.


4.       SOLVENCY

4.1      (ADMINISTRATION, WINDING UP, ARRANGEMENTS, INSOLVENCY ETC)

         None of the following has occurred and is subsisting, or is threatened, in relation to the Vendor:

         (a)      The appointment of an administrator.

         (b) An application or an order made, proceedings commenced, a resolution passed or proposed in a notice of meeting or other steps taken for:

                  (i) the winding up, dissolution, or administration of the Vendor, or

                  (ii) the Vendor entering into an arrangement, compromise or composition with or assignment for the benefit of its creditors or a class of them.

         (c)      The Vendor:

                  (i) being (or being taken to be under applicable legislation) unable to pay its debts, other than as the result of a failure to pay a debt or claim the subject of a good faith dispute; or

                  (ii) stopping or suspending, or threatening to stop or suspend, payment of all or a class of its debts.

         (d) The appointment of a receiver, receiver and manager, administrative receiver or similar officer to any of the Assets and undertakings of the Vendor.

4.2      (CLAIM AGAINST ASSET)

         None of the Assets is, or may in the future be, liable to a claim by a trustee in bankruptcy or liquidator of the Vendor or any predecessor in title.

BUSINESS SALE AGREEMENT                                                  Page 61
--------------------------------------------------------------------------------

5.       FINANCIAL ARRANGEMENTS

5.1      (DISCLOSURE)

         The Data Room Material discloses every Encumbrance other than those which arise by operation of law affecting any asset of the Vendor.

5.2      (ARMS-LENGTH NATURE OF COMMITMENTS AND BENEFITS)

         The Data Room Material contains full details and complete terms of every material written Contract under which the Vendor has any obligations to (whether financial or otherwise) or receives any benefit from (whether financial or otherwise), any third party or from any Related Body Corporate which is not on an arm's length basis.

5.3      (FOREIGN CURRENCY TRANSACTIONS)

         The Data Room Material contains full details of each foreign currency transaction related to the Business to which the Vendor is a party as at the date of this agreement and involving any forward cover contracts, or otherwise involving any exposure to fluctuations in foreign currency exchange rates.

6.       LIABILITIES

6.1      (CONSUMER CLAIMS: GOODS)

         No goods supplied by a Vendor have:

         (a) failed to comply with the express or implied terms of sale or the requirements of any law; or

         (b) been supplied in circumstances which would entitle the recipient to make a claim against a Vendor.

6.2      (CONSUMER CLAIMS: SERVICES)

         No services supplied by the Vendor have:

         (a)      been supplied in a negligent or unworkmanlike manner;

         (b) failed to comply with the requirements of law or the express or implied terms of any agreement to supply the services; or

         (c) been supplied in the manner which would entitle the recipient to make a claim against the Vendor.

BUSINESS SALE AGREEMENT                                                  Page 62
--------------------------------------------------------------------------------

7.       ENVIRONMENTAL LAWS

         For the purposes of Warranties 7.1 to 7.11, LEASED PREMISES includes property formerly occupied by a Vendor, to the extent referrable to the period of occupation by the Vendor.

7.3      (AUTHORISATION)

         (a) Each Authorisation required for the conduct of the Business and the conduct of all activities being conducted on the Leased Premises including those Authorisations necessary for the handling, storage and maintenance of all containers and substances used in connection with the Business and in which the Vendor has an interest:

                  (i)     is and has been at all relevant times effective; and

                  (ii)    has been complied with in all respects.

         (b) No event has occurred nor does any fact or circumstance exist which, with the giving of notice or lapse of time or both, would cause the Vendor to be in breach of any Authorisation.

7.4      (RENEWAL OR AMENDMENT OF AUTHORISATIONS)

         The Vendor is not aware of any fact or circumstance, other than facts or circumstances which relate to the Purchaser, that would cause any Governmental Agency:

         (a) (assuming that the Governmental Agency is aware of all such facts or circumstances) not to renew any Authorisation of a Vendor which relates to the Business or the Leased Premises; or

         (b) to revise or amend the terms of any Authorisation in any material respect.

7.5      (COMPLIANCE WITH LAW)

         (a) The Vendor complies with and has not committed any offences under any Environmental Law.

         (b) No event has occurred nor does any fact or circumstance exist which, with the giving of notice or lapse of time or both, would cause the Vendor to be in breach of any Environmental Law.

7.6      (OCCURRENCE OF EVENT)

         No event has occurred and no fact or circumstance exists which could give rise to a claim from, and no claim is pending or threatened by, and no notice to this effect has been received from, any person (including a Governmental Agency) against the Vendor relating to:

BUSINESS SALE AGREEMENT                                                  Page 63
--------------------------------------------------------------------------------

         (a) a breach by the Vendor of any Environmental Law or Authorisation;

         (b) the handling, storage, transportation or use of any substance by the Vendor in respect of the Business;

         (c) the discharge, release or emission of any substance, smell or noise from the Leased Premises into the Environment; or

         (d) any damage or contamination to property or injury or illness to any person arising in connection with the Business from exposure to any substance, whether present on the Leased Premises or not.

7.7      (ACT OR OMISSION)

         No act or omission has occurred and there is no circumstance relating to the Leased Premises or the Business which had or is likely to have an effect on the Environment and which has given rise to or may give rise to:

         (a) the requirement of expenditure in respect of the Business or the Leased Premises; or

         (b) the cessation or alteration of any activity of the Business or at the Leased Premises.

7.8      (PRESENCE OF SUBSTANCES)

         (a) There is no substance present on the Leased Premises, in its present state or after reaction with any other substance stored in proximity to it, has caused or could or might reasonably be expected to cause damage or contamination to any property or the Environment or injury or illness to any person, except substances which are in containers which are in good operating and leakproof condition and are maintained, operated and placed in accordance with Environmental Law and all applicable Authorisations and best international practice and utilise best available technology.

         (b) There is no condition of the Leased Premises and no substance is present on or within the Leased Premises which entitles any Governmental Agency or any other person to require the Vendor to restore any property, remove contamination, expend money or perform any work in or around the Leased Premises or to contribute to the costs of doing so.

7.9      (FILINGS AND REPORTS)

         (a) All filings, reports and notices required by any Authorisation applicable to the Business or the Leased Premises:

BUSINESS SALE AGREEMENT                                                  Page 64
--------------------------------------------------------------------------------

                  (i) have been prepared and, where applicable, lodged with the relevant Governmental Agency; and

                  (ii)     are accurate and complete.

         (b) Complete copies of these documents are in the possession of the Group and will be delivered to the Purchaser on Completion.

7.10     (BOND OR SECURITY)

         There is no:

         (a) bond or security deposit given by the Vendor in favour of any Governmental Agency in connection with any Authorisation which relates to the Business or the Leased Premises;

         (b)      underground container present on the Leased Premises;

         (c) agreement with any contractor for disposal of hazardous waste which relates to the Business or the Leased Premises; or

         (d)      asbestos present on the Leased Premises.

8.       ACCOUNTS

8.1      (LAST ACCOUNTS)

         The Last Accounts:

         (a) have been prepared in accordance with the Corporations Law (or previous applicable corresponding legislation) and the Accounting Standards;

         (b)      of the Vendor show a true and fair view of:

                  (i) the assets and liabilities and of the state of affairs, financial position and results of the Business as at and up to the Completion Date; and

                  (ii) the profit or loss of the Business for the financial period ended on the Completion Date;

         (c) in respect of Completion have been prepared in accordance with the same accounting policies as were applied in the corresponding accounts for the preceding three financial periods;

         (d) are not affected by any abnormal or extraordinary item, except as expressly disclosed in the Last Accounts;

BUSINESS SALE AGREEMENT                                                  Page 65
--------------------------------------------------------------------------------


         (e) take account of all gains and losses, whether realised or unrealised, arising from foreign currency transactions and on translation of foreign currency financial statements;

         (f) include reserves and provisions for taxation that are sufficient to cover all tax liabilities of the Business in respect of all periods up to the Completion Date;

         (g) provide for all liabilities for long service leave and annual leave entitlements;

         (h) provide for all other liabilities (whether quantified, contingent or otherwise) of the Business at the Completion Date; and

         (i) give full particulars in the notes of all contingent liabilities and commitments and any other liabilities which cannot be quantified.

8.2      (NO WRITE DOWNS)

         No receivable owed to the Business has been written down or written off in the year ended on the Completion Date and since the Completion Date other than those for which a provision has been made in the Last Accounts.

8.3      (FINANCING)

         The Vendor has not or is not engaged in financing of a type that is not required to be shown or reflected in the Last Accounts except for Principal and Agency Agreements.

8.4      (PROFITS)

         The profits or losses of the Business shown in the Last Accounts for the financial period ended on the Completion Date and by the audited accounts (if any) of the Business for the previous two financial periods, and the trend of profits or losses shown in those accounts over those three periods, have not resulted to any material extent from:

         (a)      material inconsistencies of accounting practices;

         (b) the inclusion of abnormal or extraordinary items of income or expenditure (but only in relation to the Last Accounts); and

         (c) transactions entered into other than on normal commercial terms.

8.5      (ASSETS)

         Each of the following is reflected in the Last Accounts.

BUSINESS SALE AGREEMENT                                                  Page 66
--------------------------------------------------------------------------------

         (a) Redundant, obsolete, excessive and slow moving inventories of the Business have been written off or written down to an amount not greater than their net realisable value in the ordinary and usual course of business.

         (b) The basis of valuation for Stock, (except to the extent otherwise expressed in the accounting principles set out in the Last Accounts, or in respect of the forklifts for sale referred to in those accounts which were valued at the lower of their cost or their written down book value IS the lower of cost and net realisable value, and has remained substantially the same in respect of the commencement and end of each of the 3 accounting periods of the Business referred to in Warranty 8.1(c) (inclusive).

         (c) Other than in respect of the entry in the Last Accounts referred to as "Other Debtors", and subject to the provisions of Warranty 8.1(b), the rate of depreciation applied to each item of depreciable property, plant and equipment

                  (i) has been consistently applied over previous accounting periods of the Business; and

                  (ii) is adequate to write down the value of each fixed asset to its net realisable value as at the end of its useful working life;

8.6      (NO SET OFFS)

         There is no set off arrangement between the Vendor and any other person relating to the Business.

9.       PRE-COMPLETION DATE EVENTS

9.1      EVENTS

         In the 12 month period prior to the Completion Date, each of the following has occurred.

         (a) (CONDUCT OF BUSINESS) The Business has been continued in the ordinary and usual course and not otherwise.

         (b) (NO DISPOSALS) Except for disposals in the ordinary and usual course of business and at not less than market value, the property of the Business has been and remains in the possession or under the control of the Vendor. The Vendor has not created an Encumbrance over or declared itself trustee of any of its assets.

         (c) (DEALINGS) The Vendor has not dealt with any person except at arm's length relating to the Business. No property of the Business has been acquired by the Vendor for more than market value.

         (d) (CAPITAL EXPENDITURE) The Vendor has not made any capital expenditure relating to the Business, other than as referred to in the Accounts.

BUSINESS SALE AGREEMENT                                                  Page 67
--------------------------------------------------------------------------------

         (e) (DEFERRAL OF CAPITAL EXPENDITURE) No decision has been made to defer any capital expenditure of the Business.

         (f) (NO MATERIAL ADVERSE CHANGE) There has been no material adverse change in the financial condition or prospects of the Business.

         (g) (INVENTORY) No inventories with an aggregate value in excess of $100,000 in respect of a provision (if any) in the Last Accounts which the Vendor has acquired or produced relating to the Business has become, or is, redundant, obsolete or excessive.

         (h) (CONTRACTS) No Contract has been terminated or has expired which could reasonably be expected to have a material adverse effect on the profitability of the Business.

         (i) (NOTICE OF TERMINATION) The Vendor has not received any written notice or threat of termination of a Contract which could reasonably be expected to have a material adverse effect on the profitability of the Business.

         (j) (AUTHORISATIONS) No Authorisation from which the Business benefits has been terminated or has expired and in either case could reasonably be expected to have a material adverse effect on the profitability of the Business.

         (k) (EMPLOYEES) As at the Completion Date, there has been no material change in the number of persons employed by the Business. No material change has been made in the remuneration or other benefits paid or allowed to, or expected by, any employee of the Business, except as required under any award, determination or legislation.

         (l) (NO DEFAULT) The Business has not defaulted in paying any creditor.

         (m) (WAIVER) The Vendor has not waived any right or a debt owed to the Business.

9.2      (STOCK)

         The level of Stock of the Business at the Completion Date will not be materially different from its level of Stock shown in the most recent balance sheet date in the Last Accounts.


10.      TAXATION

10.1     (ACCOUNTS)

         The Last Accounts contain provisions adequate to cover Taxes for or in respect of the Business for all periods up to the Completion Date. No additional or other Taxes are or will be payable (whether on, before or after the Completion Date) by the Purchaser relating to the Business.

BUSINESS SALE AGREEMENT                                                  Page 68
--------------------------------------------------------------------------------

10.2     (DEDUCTIONS)

         The Vendor has deducted all Tax required to be deducted from any payments made by it relating to the Business. When necessary, the relevant Vendor has accounted for that Tax in accordance with relevant law. The Vendor has made an overpayment of sales Tax in an amount of $250,000.00 in respect of which it is seeking a refund as at the date of this agreement, and in respect of which the Purchaser will provide such information from the Records as the Vendor may reasonably require from time to time to allow the Vendor to pursue such claim.

10.3     (PAYMENT OF TAX)

         All Taxes which have been or deemed to have been assessed or imposed on the Vendor relating to the Business, or have been required to be withheld from any payment made by the Vendor to another person relating to the Business:

         (a) which are due and payable, have been paid by the final date for payment by that Vendor; and

         (b) which are not yet payable but become payable before the Completion Date, shall be paid by the due date.

         The Vendor has not entered into any agreement or arrangement which extends the period for assessment or payment of any Taxes.

10.4     (APPLICATIONS)

         All particulars given to any Governmental Agency in connection with or affecting any application for any ruling, consent or clearance on behalf of the Business fully and accurately disclosed all facts and circumstances material for the decision of the Governmental Agency. Each ruling, consent or clearance is valid and effective. Each transaction for which that ruling, consent or clearance has previously been obtained has been carried into effect in accordance with the terms of the relevant application, ruling, consent or clearance.

10.5     (NO ADDITIONAL TAXES)

         Prior to the Completion Date, the Vendor has not become liable to pay any additional taxes, interest, penalty, charge, fee or other like amount imposed or made on or in respect of the failure to file a return in respect of or to pay any Taxes relating to the Business.

10.6     (INVESTIGATIONS)

         All necessary information, notices, computations and returns have:

BUSINESS SALE AGREEMENT                                                  Page 69
--------------------------------------------------------------------------------

         (a) been properly and duly submitted by the Vendor to each relevant Governmental Agency in respect of Taxes for or in respect of the Business for all periods up to the date of this agreement; and

         (b) will continue to be submitted in respect of periods after the date of this agreement until the Completion Date in respect of those later periods.

         There is no unresolved correspondence or dispute with any Governmental Agency. Neither the Commissioner of Taxation nor any other fiscal authority is at present conducting any investigation into all or any part of the Business. The Vendor knows of no reason why any such investigation may be initiated.

10.7      (STAMP DUTY)

         All stamp duty and other similar tax payable in respect of every Contract or transaction to which a Vendor is or has been a party in relation to the Business, or by which a Vendor derives, has derived or will derive a substantial benefit in respect of the Business, have been duly paid. No Contract is unstamped or insufficiently stamped unless stamping has not been legally required..

11.      ASSETS

11.1     (TITLE)

         Each Asset (other than inventory disposed of prior to the Completion Date in the ordinary and usual court of business), is the absolute property of, and legally and beneficially owned by, the Vendor free of any encumbrance, except for:

         (a)      any Encumbrance disclosed in the Data Room Material; or

         (b) any item disclosed in the Data Room Material as being subject to hire purchase, lease or rental agreements.

11.2     (CONDITION)

         Other than in accordance with normal business practices, each item of Plant and Equipment of the Vendor with a market value in excess of $10,000:

         (a) is, consistent with its age, in good repair and condition, and the purpose for which it has been used;

         (b) is in satisfactory working order and has been maintained in accordance with prudent business practice and (where applicable) manufacturer's recommended maintenance procedures;

         (c) to the best of the Vendor's knowledge and belief, is capable of doing the work for which it was designed or purchased and will be capable (subject to fair wear and

BUSINESS SALE AGREEMENT                                                  Page 70
--------------------------------------------------------------------------------

                  tear) of doing so over the period of time in which it will be written down to the net amount expected to be recovered on disposal of the asset at the end of its useful life in the accounts of the relevant Vendor under its current accounting policies;

         (d)      is not surplus to the requirements of the Business; and

         (e)      is recorded in the plant and equipment register of the Vendor.

11.3     (PLANT AND EQUIPMENT REGISTER)

         The plant and equipment register is complete and accurate in all material respects. It sets out, in respect of each item recorded in it, the date the item was acquired, its cost, current book value, its location, and its current tax depreciated value, such tax depreciated value having been determined in accordance with allowable and applicable taxation rates permitted by the Commissioner of Taxation.

11.4     (INVENTORIES)

         All current assets of the Business comprising inventories, work-in-progress, raw and processed materials, finished goods and merchandise, whether in hand, in transit or in bond, are of good and merchantable quality consistent with their age and the purpose for which the assets have been used. They are fit for the purpose for which they are intended to be used. They conform with all relevant descriptions, specifications and standards.

11.5     (LOCATION AND ALL RELEVANT ASSETS HELD)

         All assets owned, leased or hired by the Business are located at the Owned Properties or the Leased Premises (other than forklifts for hire at customer locations, any vehicles in the course of being used for the purposes of the Vendor's business and inventory in transit or bond or in vehicles owned by a Vendor) and are all the assets:

         (a)      used in the Business; and

         (b) needed to conduct that Business in the manner in which it was conducted in the 12 months before the date of this agreement.

         No asset located at the Leased Premises (except an asset leased or hired by the Vendor) is owned by any person other than the Vendor, other than usual employee personal effects.

11.6     (NO IMPAIRMENT)

         No notice has been served on the Vendor by any Governmental Agency which might materially impair, prevent or otherwise interfere with that Vendor's use of or proprietary rights in any of the Assets.

BUSINESS SALE AGREEMENT                                                  Page 71
--------------------------------------------------------------------------------

12.      LEASED PREMISES

12.1     (LEASED PREMISES)

         The Leased Premises comprises all the freehold and leasehold land and premises owned, used or occupied by the Vendor. The Vendor does not have any freehold or leasehold interest in land relating to the Business except for the Leased Premises.

12.2     (OCCUPATION)

         The Vendor has exclusive occupation and quiet enjoyment of the Leased Premises.

12.3     (EASEMENTS)

         The Vendor holds all easements, rights, interests and privileges necessary or appropriate for the carrying on of its business and the protection of the value of the Leased Premises.

12.4     (LEASES)

         The Data Room Material contains accurate copies of each lease in respect of the Leased Premises. Any lease required by law to be registered has been registered.

12.5     (COMPLIANCE WITH LEASES)

         The Vendor has duly performed and complied with all covenants, restrictions, reservations, conditions, agreements, leases, licences, statutory requirements, by-laws, orders, building regulations and other stipulations and regulations affecting the Leased Premises and its use. Without limitation, all outgoings have been paid to date and for the Leased Premises, all rents and service charges have been duly paid. No notice of any alleged breach of any terms of any lease has been served on the Vendor.

12.6     (USE)

         The existing use of each of the Leased Premises is the lawful permitted use under the terms of the relevant lease.

12.7     (SUB-LEASE)

         The Data Room Material contains full particulars of any lease, sub-lease, tenancy, licence or agreement granted by or entered into by the Vendor of any Leased Premises and accurate and up to date copies of each lease, sub-lease or licence have been delivered to the Purchaser.

12.8     (COVENANTS ETC)

         There are no covenants, restrictions or arrangements affecting the Leased Premises which conflict with the present use of all or any part of the Leased Premises.

BUSINESS SALE AGREEMENT                                                  Page 72
--------------------------------------------------------------------------------

12.9     (NO BREACH OF LEGISLATION)

         The past and present use of the Leased Premises for the carrying on of the business of the Vendor has not breached and does not breach any legislation. No breach of any other legislation has been committed in relation to the Leased Premises.

12.10    (CONSENTS)

         Each consent required under any legislation for every development carried out in relation to any Leased Premises has been properly obtained. Any conditions or restrictions imposed in any consent have been observed and performed.

12.11    (NOTICES)

         The Vendor has not received any notice from any Governmental Agency related to any Leased Premises. So far as it is aware, there are no proposals made or intended to be made by any Governmental Agency:

         (a) concerning the acquisition or resumption of, or the change of the planning, zoning or other legislation affecting the whole or any part of the Leased Premises;

         (b) requiring the doing of work or expenditure of money on or in relation to the Leased Premises or any footpath or road adjoining any of the Leased Premises where the total cost could reasonably be expected to exceed $10,000;

         (c) which would adversely affect the whole or any part of the Leased Premises, or its use.

12.12    (SAFETY)

         The Leased Premises and all buildings and other improvements and equipment on the Leased Premises are safe and are maintained and operated in accordance with the standards of law and best Australian practice. All activities conducted on the Leased Premises (or on any other property in connection with the Business of the Vendor) are conducted safely in accordance with the standards of law and best Australian practice and utilise appropriate available technology.


13.      CONTRACTS AND COMMITMENTS

13.1     (PROFIT SHARING)

         No Vendor is a party to any Contract in terms of which it is or will be bound to share profits, pay any royalties or waive or abandon any rights.

BUSINESS SALE AGREEMENT                                                  Page 73
--------------------------------------------------------------------------------

13.2     (BINDING CONTRACTS)

         No Contract:

         (a) is outside the ordinary and proper course of business or is otherwise unusual;

         (b) imposes or is likely to impose an obligation on the Vendor to make payments exceeding $200,000 after the date of this agreement;

         (c) has a period of more than 36 months to run from the date of this agreement until its expiration or termination;

         (d) is incapable of being fulfilled or performed on time, or only with undue or unusual expenditure of money or effort;

         (e)      is not on arm's length terms;

         (f) other than the Western Australian Manitou contract provides that a Vendor will act as distributor of goods or services or as agent for another person or provides that another person will so act for a Vendor;

         (g) limits the freedom of the Vendor, or any of its officers, employees or agents, to carry on the Business or activity, including in competition with any person or in any area;

         (h) other than in respect of employment, is with the Vendor or a person controlling or controlled by the Vendor; or

13.3     (EMPLOYEES)

         No Contract limits the freedom of Vendor, or that of any of its employees, to carry on the Business in any area other than confidentiality requirements.

13.4     (CONTRACTS AFFECTED BY THIS AGREEMENT)

         Other than in respect of the Property Leases, the Principal and Agency Arrangements and the Contracts with Qantas in Queensland and Victoria, no party is entitled under any Contract because of any change in the legal or beneficial ownership of the Assets or any of them, or the compliance with this agreement (including the effect of the change in the ultimate ownership or control of any subsidiary):

         (a) to terminate the Contractor accelerate the maturity or performance of any obligation; or

BUSINESS SALE AGREEMENT                                                  Page 74
--------------------------------------------------------------------------------

         (b) to require the adoption of terms less favourable to the Vendor; or

         (c) to do anything which would adversely affect the interests, Business or assets of the Vendor.

13.5     (NO DEFAULT)

         No party to any Contract:

         (a)      is in default; or

         (b) but for the requirements of notice or lapse of time or both, would be in default and the default could be reasonably expected to have a material adverse effect on its business, assets or financial condition.

13.6     (SECURITY)

         All security (including any guarantee or indemnity) held by a Vendor is valid and enforceable by the Vendor against the grantor in accordance with the terms of the security.


14.      INTELLECTUAL PROPERTY

14.1     (INTELLECTUAL PROPERTY COMPLETE)

         The Vendor does not own, use or require in its Business the use of any copyright, patent, trade mark, service mark, design, business name, trade secret, confidential information or other intellectual or industrial property rights, except for the Trade Names.

14.2     (NO INFRINGEMENTS)

         No right, title or interest in the Trade Names is at present being infringed or under threat of infringement or subject to a claim of invalidity. The conduct of the Business by the Vendor does not infringe the confidential information or intellectual or industrial property rights of any other party, nor has there been at any time a claim of such infringement.

14.3     (REGISTRATION)

         The Trade Names have been registered by the Vendor and each registration is valid and in full force and effect. No person has sought or threatened to seek the cancellation of any such registration.

14.4     (CONFIDENTIAL INFORMATION OF VENDOR)

         No disclosure has been made to any person of any Confidential Information relating to the Business except:

BUSINESS SALE AGREEMENT                                                  Page 75
--------------------------------------------------------------------------------

         (a) in the ordinary and proper course of business of the Vendor, on receipt of an undertaking to keep the information confidential; and

         (b) in respect of negotiations for the sale of the Assets to the Purchaser, on receipt of an undertaking to keep the information confidential.


15.      EMPLOYEES

15.1     (DISCLOSURE)

         The Data Room Material in relation to Employees of the Business contains complete and accurate particulars as at 30 September 2000 of:

         (a)      the position and age of each Employee of the Business;

         (b) all remuneration and other benefits paid to or conferred on each Employee;

         (c) the period of service of each Employee of the Vendor and the accrued long service leave, annual leave, leave loading and entitlements of each employee;

         (d) sample written contracts of service or consultancy to which the Business is a party.

         (e) each oral contract of service or consultancy between the Business and any person (except for any oral contract which may be terminated on three months' notice or less without payment of compensation) other than bona fide redundancy under Australian law.

         (f)      the employment details contained in Schedule 4.

15.2     (OUTSTANDING CLAIM)

         No amount due to or in respect of any Employee or former Employee of the Business is in arrears and unpaid other than his current salary for the relevant period at the date of this agreement.

15.3     (UNIONS)

         The Data Room Material contains the details of any agreement between the Business and any union or industrial organisation in respect of its employees and their employment.

15.4     (COMPLIANCE WITH LAW)

         The Business has, in relation to each of its Employees and each of its former Employees, complied in all material respects with all legislation, collective agreements, orders, awards and codes of conduct and practice relevant to conditions of service and to the relations between it and its Employees and any trade union.

BUSINESS SALE AGREEMENT                                                  Page 76
--------------------------------------------------------------------------------

15.5     (INDUSTRIAL DISPUTES)

         Other than in respect of the industrial dispute in Victoria as disclosed to the Purchaser prior to execution of this agreement, the Business is not involved in, and there are no present circumstances which are likely to give rise to, any industrial or trade dispute or any dispute or negotiation regarding a claim of material importance with any trade union or association of trade unions or organisation or body of employees.

15.6     (DISCIPLINARY MEASURES)

         Other than in respect of the disciplinary measures undertaken in respect of 1 employee in Western Australia as disclosed to the Purchaser prior to execution of this agreement, full particulars of all disciplinary measures involving dishonesty (including warnings) taken in relation to any employees of the Business in the period of 6 months before the date of this agreement are included in the Data Room Material.

15.7     (TERMINATION OF EMPLOYMENT)

         No Employee of the Business:

         (a) has been given an unexpired notice terminating his contract of employment;

         (b)      is under notice of dismissal; or

         (c) has been terminated in circumstances which may give rise to a claim against the Business in relation to loss of office or termination of employment (including, without limitation, redundancy).

15.8     (LIABILITY TO GOVERNMENTAL AGENCY)

         The Business does not have any undischarged liability to pay to any Governmental Agency any contribution, Taxes or other impost which has fallen due arising in connection with the employment or engagement of personnel by the Business.

15.9     (OCCUPATIONAL HEALTH AND SAFETY)

         To the best of the Vendor's knowledge and belief, the Business has not breached any legislation or Authorisation relating to the health or safety of its employees.


16.      INSURANCE

16.1     (NO CLAIMS)

         There are no claims relating to the Business made by the Vendor or any person on its behalf under any insurance policy held or previously held by the Vendor which are outstanding. No event (other than one which has given rise to a claim which is not

BUSINESS SALE AGREEMENT                                                  Page 77
--------------------------------------------------------------------------------

         outstanding) has arisen which may give rise to such a claim under any insurance policy. Without limiting the preceding provisions, any claim which might be made against the Business by an employee or workman or third party in respect of any accident or injury is fully covered by insurance.

16.2     (NO NOTICE)

         The Business has not been notified by any insurer that it is required or it is advisable for it to carry out any maintenance, repairs or other works in relation to any of its assets.


17.      COMPLIANCE WITH LEGISLATION AND ABSENCE OF LITIGATION

17.1     (NO CONTRAVENTION OF LEGISLATION)

         The Business has not committed or omitted to do any act or thing the commission or omission of which is in contravention of any legislation.

17.2     (TRADE PRACTICES)

         The Business is not a party to any contract which is in breach of any applicable restrictive trade practices legislation. The Business has not engaged and does not engage in any conduct or practice which is in breach of that legislation.

17.3     (DISPUTES)

         There are no matters pending or threatened in respect of which verbal or written communication has been given or received by or against the Vendor in relation to the Business. There are no facts or disputes which may or might give rise to any such matters.

17.4     (ASIC INVESTIGATION)

         There is no outstanding correspondence between the Vendor and the Australian Securities and Investments Commission relating to the Business.

17.5     (ORDERS)

         The Vendor is not the subject of any order, waiver, declaration, exemption or notice relating to the Business granted or issued by the Australian Securities Commission, the Australian Securities and Investments Commission or any predecessor of that body or any other person under the Corporations Law or any previous corresponding legislation.


18.      AUTHORISATIONS

         The Vendor had and has all necessary Authorisations to carry on the Business properly. In respect of each such Authorisation:

BUSINESS SALE AGREEMENT                                                  Page 78
--------------------------------------------------------------------------------

         (a)      all fees due have been paid;

         (b)      all conditions or requirements have been duly complied with;
                  and

         (c) the Vendor does not know of any factor that might prejudice its continuance or renewal.

19.      RECORDS AND CORPORATE MATTERS

19.1     (Accounts and records)

         All accounts, books, ledgers and financial and all other records of the Vendor relating to the Business:

         (a) have been fully and properly maintained and contain complete and accurate records of all matters required to be entered in them by any relevant legislation and the Accounting Standards;

         (b) do not contain or reflect any material inaccuracies or discrepancies;

         (c) give a true and fair view of the trading transactions, state of affairs, results, financial and contractual position and assets and liabilities of the Business;

         (d)      are in the possession and unqualified control of the Vendor;
                  and

         (e) for Employee records, contain adequate and suitable records regarding the service of each of its Employees.

19.2     (CONSTITUENT DOCUMENTS)

         Accurate and up to date copies of the Constitution or other constituent documents of the Vendor are included in the Data Room Material.

19.3     (FILINGS)

         All documents required to be filed with the Australian Securities & Investments Commission (or equivalent predecessor bodies) under any relevant legislation have been duly filed.

19.4     (RECTIFICATION OF REGISTERS)

         The Vendor has no notice of any application or intended application under the Corporations Law or other relevant legislation to rectify any register which it is required by law to maintain.

BUSINESS SALE AGREEMENT                                                  Page 79
--------------------------------------------------------------------------------

20.      POWERS OF ATTORNEY

20.1     (POWERS OF ATTORNEY)

         There is no power of attorney or other authority in force by which a person is able to bind the Business other than normal authorities under which officers or employees of a Vendor may carry out the Business in the ordinary course.

20.2     (OFFERS)

         To the best of the Vendors' knowledge and belief, no outstanding offer, tender, quotation or the like given or made by the Vendor relating to the Business is capable of giving rise to a contract merely by any unilateral act of a third party, other than in the ordinary course of business and on terms calculated to yield a gross profit margin consistent with that usually obtained by the Vendor.

21.      FINDER'S FEES

         The vendor has not taken any action under which any person other than deutsche bank ag is or will be entitled to receive from the vendor or the purchaser any finder's fee, brokerage or other commission in connection with the acquisition of the assets.22.superannuation and other benefits fund.

22.3     NO AGREEMENTS

         The Vendor is not a party to any agreement with any union or industrial organisation in respect of superannuation benefits for the Employees other than as disclosed in the Data Room Material.

22.4     NO OTHER FUNDS

         Other than the Vendor's Funds and the industry superannuation funds:

         (a) there are no superannuation, retirement or provident funds or other arrangements providing for any payment to Employees on their retirement or death or on the occurrence of any permanent or temporary disability in operation by or in relation to the Business or its Employees; and

         (b) the Vendor does not contribute to any funds which will provide its Employees or their respective dependents with pensions, annuities or lump sum payments on retirement or earlier death or otherwise.

BUSINESS SALE AGREEMENT                                                  Page 80
--------------------------------------------------------------------------------

22.5     VENDOR FUNDS

         The following applies with respect to each of the Vendor's Funds and the industry superannuation funds:

         (a) otherwise than in the ordinary course of administration, there are no outstanding and unpaid contributions on the part of the Vendor in respect of Employees of the Business;

         (b) no Employee of the Business who is a member of the fund has any right or entitlement to have any benefit under the fund augmented, increased or accelerated by reason of this Agreement or by reason of any other arrangement, agreement or understanding;

         (c) a list of the names of all directors, Employees of the Business who are members of the fund has been supplied to the Purchaser; and

         (d) no undertaking or assurance has been given to Employees of the Business as to the continuance, introduction, increase or improvement of any benefits under the fund, except as provided for in clause 14.

22.6     SUPERANNUATION GUARANTEE CHARGE

The Vendor will not be liable to pay the superannuation guarantee charge in respect of any of the Employees of the Business for any contribution period as defined in the Superannuation Guarantee (Administration) Act 1992 up to Completion.

BUSINESS SALE AGREEMENT                                                  Page 81
--------------------------------------------------------------------------------


SCHEDULE 8A

                            LIMITATIONS ON LIABILITY

1.       DEFINITIONS

         The following definitions apply in this agreement.

         PURCHASER COMPANY means the Purchaser and any related body corporate of the Purchaser.

         CLAIM means a claim against the Vendor or against a Related Person:

         (a)      under a Warranty;

         (b)      under an indemnity in this agreement;

         (c) of any kind, for example, in tort, for negligence, under a statutory provision or under a contractual term implied by statute, in connection with or relating to this agreement or the transactions it records, or in connection with or relating to an Interdependent Agreement or the transactions they record.

         RELATED PERSON means each related body corporate of the Vendor and each agent, director, officer, employee, representative and adviser of the Vendor or of a related body corporate of the Vendor.

2.       GENERAL

         (a) Where the Purchaser cannot make a Claim because of this schedule, the Purchaser:

                  (i) must not make a Claim against the Vendor or against any Related Person;

                  (ii) must ensure that no Purchaser Company brings against the Vendor or against a Related Person a Claim; and

                  (iii) acknowledges that the Vendor enters this paragraph 2 for itself, and on behalf of each Related Person, each of whom may rely on this paragraph 2 in consideration of an undertaking to pay to the Purchaser the sum of $1 on demand after the bringing of such a claim, or a Claim, against that Related Person.

3.       DISCLOSURE

         The Purchaser cannot claim that anything fully and properly disclosed in the Data Room Material, or recorded in this agreement, or in any annexure or exhibit to this agreement, causes any of the Warranties to be breached.

BUSINESS SALE AGREEMENT                                                  Page 82
--------------------------------------------------------------------------------

4.       KNOWLEDGE OF PURCHASER

         The Warranties are further qualified by, and the Purchaser cannot Claim in relation to:

         (a) any information about the Business available to the public from any registers of the Australian Securities and Investments Commission and the Land Property Information New South Wales Titles Office;

         (b) any consequence of any law or regulation, or of any administrative practice of a Government Agency taking effect after Completion, in any jurisdiction affecting the Business; and

         (c) anything relating to the Business which the Purchaser or any of its related bodies corporate or any of its officers, employees, agents or advisers actually knows, or is disclosed in the Data Room Material.

5.       NO FURTHER WARRANTIES

         (a) Except for the Warranties, neither the Vendor nor any Related Person makes any express or implied representation or warranty.

         (b) Neither the Vendor nor any Related Person makes any express or implied representation or warranty as to future matters, including future or forecast costs, revenues or profits.

         (c) To the maximum extent permitted by law, all conditions, warranties, representations and undertakings (express, implied, written, oral, collateral, statutory or otherwise) except the Warranties are excluded.

6.       PURCHASER ACKNOWLEDGMENTS

         (a)      the Purchaser acknowledges, represents and warrants that:

                  (i) the Purchaser has had independent legal, financial and technical advice relating to the purchase of the Business and to the terms of this agreement and the documents to be executed pursuant to it;

                  (ii) the Purchaser and its representatives have had an opportunity to make and conduct, and have made and conducted, inquiries and due diligence investigationS and evaluationS of the Business.

7.       CLAIMS BY PURCHASER ONLY

         Except as otherwise provided in this agreement, only the Purchaser, or its assignee as permitted by CLAUSE 22(b), can make a Claim for anything under this agreement including

BUSINESS SALE AGREEMENT                                                  Page 83
--------------------------------------------------------------------------------

         a Claim for a breach of a Warranty or under an indemnity in this agreement, and then only strictly in accordance with this schedule.

BUSINESS SALE AGREEMENT                                                  Page 84
--------------------------------------------------------------------------------

8.       MITIGATION

         The Purchaser must take all reasonable action to mitigate any loss suffered by the Purchaser for which a Claim could be made. Nothing in this agreement restricts or limits the Purchaser general obligation at law to mitigate any loss or damage.

9.       LIMITATION ON QUANTUM AND GENERAL

         (a)      The Purchaser cannot make any Claim:

                  (i) for less than $100,000.00 (but a series of related Claims about the same facts or circumstances or a series of similar facts and circumstances is taken to be 1 Claim); and

                  (ii) unless and until the aggregate amount of all Claims exceeds $500,000.00 and then the Purchaser may claim the full amount including the first $500,000.00

         (b) The maximum liability of the Vendor in respect of any Claims arising in respect of this Agreement is limited in aggregate to an amount equivalent to the final Purchase Price.

10.      TIME LIMITS FOR BRINGING CLAIMS

         The Purchaser cannot make any Claim, and the liability of the Vendor for a Claim shall absolutely terminate, unless the Claim is bona fide and:

         (a) in respect of all Claims of which the Purchaser is aware before 15 May 2001 the Purchaser gives to the Vendor prompt notice of the Claims on or before 1 June 2001, specifying (in detail) the matter which gives rise to the Claim, the nature of the Claim, the amount claimed, and how the amount is calculated; and

         (b) in respect any Claims the Purchaser gives to the Vendor prompt notice of the Claim, specifying (in detail) the matter which gives rise to the Claim, the nature of the Claim, the amount claimed, and how the amount is calculated within 12 months after the Completion Date; and

         (c) legal proceedings for the Claim have been properly issued and validly served upon the Vendor within 6 months from the date on which Purchaser gave notice of the Claim.

BUSINESS SALE AGREEMENT                                                  Page 85
--------------------------------------------------------------------------------



                                   SCHEDULE 9

                                SOFTWARE LICENCES



1.       Microsoft - O/S, BackOffice and Office

2.       Lotus

3.       Citrix

4.       MYOB

5.       Adaptec DirectCD

6.       Adobe Acrobat Reader

7.       Backup Exec

8.       CBA Diammond Services

9.       Maximiser

10.      MicroGrafx Flowcharter

11.      Microsoft TechNet

12.      Reflection (access to SLAM)

13.      Tracker 97

14.      Ulead Photo Impact

15.      WINEBS (Software supplied by Telstra)

16.      WinFax Pro

17.      PowerChute UPS

18.      Diskeeper

19.      HP JetAdmin

20.      Crystal Info

21.      Symantec PC Anywhere

22.      Baseplan

BUSINESS SALE AGREEMENT                                                  Page 87
--------------------------------------------------------------------------------



                                   SCHEDULE 10

                             INFORMATION MEMORANDUM

                                  SEE EXHIBIT 1

BUSINESS SALE AGREEMENT                                                  Page 88
--------------------------------------------------------------------------------


                                   SCHEDULE 11

                                 EXCLUDED ASSETS

Nine Fantuzzi trucks (or any contractual obligation associated therewith) ordered by Brambles Industrial Services, Tasmania.

BUSINESS SALE AGREEMENT                                                  Page 89
--------------------------------------------------------------------------------


                                   SCHEDULE 12

                   BONDS BANK GUARANTEES AND SECURITY DEPOSITS

                                       NIL

       1.

BUSINESS SALE AGREEMENT                                                  Page 90
--------------------------------------------------------------------------------

                                   SCHEDULE 13

                         TERMS OF OWNED PROPERTY LEASES



1.       PROPERTY ADDRESS:      767 The Horsley Drive, Smithfield NSW

         LESSOR:                Brambles Australia Limited (ACN 000 164 938)

         LESSEE:

         ANNUAL RENTAL:         $3,000.00 per week

         TERM:                  3 months

         OPTIONS:               Nil

2.       PROPERTY ADDRESS:      2161 - 2181 princes Highway Clayton Vic

         LESSOR:                Brambles Australia Limited (ACN 000 164 938)

         LESSEE:

         ANNUAL RENTAL:         $20,000.00 per month

         TERM:                  12 months with Athletics right to terminate on
                                90 days notice.
         OPTIONS:               Nil

BUSINESS SALE AGREEMENT                                                  Page 91
--------------------------------------------------------------------------------

                                   SCHEDULE 14

                             TRANSITIONAL PROCEDURES

The Vendor and the Purchaser to agree appropriate transitional procedures in relation to the following matters:

Migration of computer systems in accordance with clause 25

Banking generally

Payroll arrangements

BUSINESS SALE AGREEMENT                                                  Page 92
--------------------------------------------------------------------------------


                                   SCHEDULE 15

TERMS OF SUBLEASES                   209 Bannister Road Canning Vale WA

1.       PROPERTY ADDRESS:

         LESSOR:                     Brambles Australia Limited

         LESSEE:

         ANNUAL RENTAL:              Consistent with headlease

         TERM:                       12 months from Completion

         OPTIONS:                    Nil

         SPECIAL CONDITION:          During term of Sub-lease Athletics has
                                     right to request assignment of lease from Brambles Australia Ltd. This right is extinguished if it is not exercised before 30 June 2001.

3.       PROPERTY ADDRESS:           23 Mint Street Wodonga Vic

         LESSOR:                     Brambles Australia Limited

         LESSEE:

         ANNUAL RENTAL:              Consistent with headlease

         TERM:                       6 months from Completion

         OPTIONS:                    Nil

         SPECIAL CONDITION:          During term of Sub-lease Athletics has
                                     right to request assignment of lease from Brambles Australia Ltd.

4.       PROPERTY ADDRESS:           511 Nudgee Road Hendra Qld

         SUB-LESSOR:                 Brambles Australia Limited division -
                                     Brambles Equipment division

         SUB-LESSEE:

         ANNUAL RENTAL:              Consistent with headlease

         TERM:                       Month to Month

         OPTIONS:                    Nil

         SPECIAL CONDITION:          Nil

BUSINESS SALE AGREEMENT                                                  Page 94
--------------------------------------------------------------------------------



                                   SCHEDULE 16

                                 DATA ROOM INDEX

                                  SEE EXHIBIT 1

BUSINESS SALE AGREEMENT                                                  Page 95
--------------------------------------------------------------------------------

                                   SCHEDULE 17

                               EXCLUDED EMPLOYEES

1.       Employees engaged as sweeper drivers at Portland, Victoria

2.       Jesus Munoz

3.       Paul Mete

4.       Graham Turner

5.       Therese Whithington

6.       Any employees engaged on a casual basis.

7.       Victor Fielden

BUSINESS SALE AGREEMENT                                                  Page 96
--------------------------------------------------------------------------------



                                   ANNEXURE A

                                   CAPITAL WIP

                                  SEE EXHIBIT 1

BUSINESS SALE AGREEMENT                                                  Page 97
--------------------------------------------------------------------------------



THE COMMON SEAL of BRAMBLES       )
AUSTRALIA LIMITED was affixed in  )
the presence of:                  )



/s/ Robert John Anderson                   /s/ John Edward Fletcher
--------------------------------------     -------------------------------------
Signature                                  Signature


Robert John Anderson                       John Edward Fletcher
--------------------------------------     -------------------------------------
Print Name                                 Print Name


Director                                   Director
--------------------------------------     -------------------------------------
Office Held                                Office Held


THE COMMON SEAL of A.C.N. 094
802 141 PTY LIMITED was           )
affixed in the presence of:       )
                                  )
                                  )


/s/ Geoffrey D. Lewis                        /s/ Kenneth L. Fish
--------------------------------------       -----------------------------------
Signature                                    Signature


Geoffrey D. Lewis                            Kenneth L. Fish
--------------------------------------       -----------------------------------
Print Name                                   Print Name


THE COMMON  SEAL of NACCO         )
MATERIALS  HANDLING  GROUP,       )
INC. was affixed in the presence  )
of:                               )


/s/ Geoffrey D. Lewis
--------------------------------------       -----------------------------------
Signature of Witness                         Signature


Geoffrey D. Lewis
--------------------------------------       -----------------------------------
Print Name                                   Print Name